                                                                    EXHIBIT 99.2


                            REORGANIZATION AGREEMENT

                               AND PLAN OF MERGER


                                  BY AND AMONG


                            SOCO INTERNATIONAL PLC,

                        SOCO RESOURCES (COLORADO), INC.,

                                      AND

                          TERRITORIAL RESOURCES, INC.



                                JANUARY 28, 1998
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                               TABLE OF CONTENTS

ARTICLE I
Definitions..............................................................  -1-

ARTICLE II
The Reorganization Transactions..........................................  -5-
Section 2.1  Approval by the Territorial Shareholders of Reverse Split...  -5-
Section 2.2  Effectuation of Reverse Split and Exercise of Rights to
             Dissent and Obtain Payment..................................  -6-
Section 2.3  Termination of Territorial Filing Requirements..............  -7-
Section 2.4  The Merger..................................................  -7-
Section 2.5  Approval of Shareholders of Merger..........................  -7-
Section 2.6  Merger Effective Time.......................................  -8-
Section 2.7  The Articles of Incorporation...............................  -8-
Section 2.8  The Bylaws..................................................  -8-
Section 2.9  Officers and Directors......................................  -8-
Section 2.10  Conversion or Cancellation of Territorial Shares and
              Newco Shares...............................................  -8-
Section 2.11  Payment for Territorial Shares.............................  -9-
Section 2.12  Dissenters' Rights in connection with Merger............... -10-
Section 2.13  Transfer of Territorial Shares After the Merger
              Effective Time............................................. -11-
Section 2.14  Purchase of Additional SOCO Shares by Subscribing
              Shareholders............................................... -11-
Section 2.15  Exempt Offering............................................ -12-
Section 2.16  Tax Liabilities Arising from Reverse Split and Merger...... -12-

ARTICLE III
The Closing.............................................................. -13-
Section 3.1  Time and Place of Closing................................... -13-
Section 3.2  Obligations of Territorial at or prior to the Closing....... -13-
Section 3.3  Obligations of the Subscribing Shareholders at or prior to the Closing.............................................. -13-
Section 3.4  Obligations of SOCO and Newco at or prior to the Closing.... -14-

ARTICLE IV
Representations, Warranties and Covenants of Territorial................. -14-
Section 4.1  Corporate Organization...................................... -14-
Section 4.2  Capitalization.............................................. -15-
Section 4.3  Authority; No Violation..................................... -15-
Section 4.4  Consents and Approvals...................................... -16-
Section 4.5  Violations of Laws, Permits, etc............................ -16-
Section 4.6  Territorial Financial Statements............................ -17-
Section 4.7  No Undisclosed Liabilities, etc............................. -17-
Section 4.8  Absence of Certain Changes.................................. -17-

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Section 4.9  Title to Property; Encumbrances............................. -18-
Section 4.10  Proceedings Affecting Territorial Entities................. -19-
Section 4.11  Tax Partnerships........................................... -20-
Section 4.12  Regulatory Compliance...................................... -20-
Section 4.13  Data Regarding the Territorial Entities.................... -20-
Section 4.14  Litigation................................................. -20-
Section 4.15  Tax Returns and Payments................................... -20-
Section 4.16  Insurance.................................................. -21-
Section 4.17  Bank Accounts.............................................. -21-
Section 4.18  Contracts.................................................. -22-
Section 4.19  Transactions with Interested Persons....................... -23-
Section 4.20  Compensation and Employee Plans............................ -23-
Section 4.21  Brokers, Finders and Advisors.............................. -23-
Section 4.22  Labor Force................................................ -23-
Section 4.23  Books and Records.......................................... -24-
Section 4.24  Payments................................................... -24-
Section 4.25  Public Utility Holding Company............................. -24-
Section 4.26  Commission Filings......................................... -24-
Section 4.27  Financing.................................................. -25-
Section 4.28  Disclosure................................................. -25-

ARTICLE V
Representations, Warranties and Covenants of Subscribing Shareholders.... -25-
Section 5.1  Property Rights............................................. -25-
Section 5.2  Binding Agreements.......................................... -25-
Section 5.3  Stock Ownership............................................. -26-
Section 5.4  Consents and Approvals...................................... -26-
Section 5.5  Violations of Laws, Permits, etc............................ -26-
Section 5.6  Accredited Investors........................................ -26-
Section 5.7  Brokers, Finders and Advisors............................... -26-
Section 5.8  Burdensome Agreements and Charter Provisions................ -26-
Section 5.9  Disclosure.................................................. -27-

ARTICLE VI
Representations, Warranties and Covenants of SOCO and Newco.............. -27-
Section 6.1 Organization, etc............................................ -27-
Section 6.2  Capitalization.............................................. -27-
Section 6.3  Authority; No Violation..................................... -28-
Section 6.4  Consents and Approvals...................................... -29-
Section 6.5  Violations of Laws, Permits, etc............................ -29-
Section 6.6  SOCO Financial Statements................................... -29-
Section 6.7  No Undisclosed Liabilities, etc............................. -29-
Section 6.8  Absence of Certain Changes.................................. -29-

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Section 6.9  Litigation.................................................. -30-
Section 6.10  Brokers, Finders and Advisors.............................. -31-
Section 6.11  Books and Records.......................................... -31-
Section 6.12  Public Utility Holding Company............................. -31-
Section 6.13  Exchange Filings........................................... -31-
Section 6.14  Disclosure................................................. -31-

ARTICLE VII
Actions of Territorial Prior to the Closing Date......................... -32-
Section 7.1  Affirmative Covenants....................................... -32-
Section 7.2  Negative Covenants.......................................... -32-
Section 7.3  Consents.................................................... -32-
Section 7.4  Advice of Changes........................................... -32-
Section 7.5  Best Efforts................................................ -32-
Section 7.6  Access to Properties and Records............................ -32-
Section 7.7  Supply Documents, Reports, etc.............................. -33-
Section 7.8  Employees................................................... -33-
Section 7.9  No Solicitation, etc........................................ -33-

ARTICLE VIII
Actions of Subscribing Shareholders Prior to the Closing Date............ -34-
Section 8.1  Affirmative Covenants....................................... -34-
Section 8.2  Negative Covenants.......................................... -34-
Section 8.3  Consents.................................................... -34-
Section 8.4  Advice of Changes........................................... -34-
Section 8.5  Best Efforts................................................ -34-
Section 8.6  Access to Properties and Records............................ -34-
Section 8.7  Supply Documents, Reports, etc.............................. -34-
Section 8.8  No Solicitation, etc........................................ -35-

ARTICLE IX
Actions of SOCO and Newco Prior to the Closing Date...................... -35-
Section 9.1  Affirmative Covenants....................................... -35-
Section 9.2  Negative Covenants.......................................... -35-
Section 9.3  Consents.................................................... -36-
Section 9.4  Advice of Changes........................................... -36-
Section 9.5  Best Efforts................................................ -36-
Section 9.6  Additional Information...................................... -36-
Section 9.7  Supply Documents, Reports, etc.............................. -36-

ARTICLE X
Conditions to SOCO's or Newco's Obligations.............................. -36-


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ARTICLE XI
Conditions to Territorial's or the Subscribing Shareholders'
Obligations.............................................................. -38-

ARTICLE XII
Additional Agreements.................................................... -39-
Section 12.1  Confidentiality............................................ -39-
Section 12.2  Further Assurances......................................... -39-
Section 12.3   Resignations.............................................. -39-

ARTICLE XIII
Termination, Waiver and Amendment........................................ -39-
Section 13.1  Termination................................................ -39-
Section 13.2  Manner of Exercise......................................... -41-
Section 13.3  Effect of Termination...................................... -41-

ARTICLE XIV
Liability for Warranties and Representations............................. -42-
Section 14.1  Limitation................................................. -42-
Section 14.2   Third Party Claim Procedure............................... -42-

ARTICLE XV
Miscellaneous............................................................ -43-
Section 15.1  Survival................................................... -43-
Section 15.2  Expenses................................................... -43-
Section 15.3  Press Releases............................................. -43-
Section 15.4  Binding Effect............................................. -43-
Section 15.5  Severability............................................... -43-
Section 15.6  Notices.................................................... -44-
Section 15.7  Entire Agreement........................................... -45-
Section 15.8  Amendments; Waivers........................................ -45-
Section 15.9  Headings................................................... -45-
Section 15.10  Counterparts.............................................. -45-
Section 15.11  Specific Performance...................................... -45-
Section 15.12  GOVERNING LAW............................................. -45-
Section 15.13  Schedules................................................. -46-
Section 15.14  Time of Essence........................................... -46-
Section 15.15  Best Efforts.............................................. -46-
Section 15.16  Acknowledgment by Subscribing Shareholders of Legal
               Representation............................................ -46-
Section 15.17  Material Adverse Effect................................... -46-

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

                  REORGANIZATION AGREEMENT AND PLAN OF MERGER


     THIS REORGANIZATION AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of January 28, 1998, by and among SOCO INTERNATIONAL PLC, a public limited company organized in England and Wales ("SOCO"), SOCO RESOURCES (COLORADO), INC., a newly formed Colorado corporation ("Newco"), TERRITORIAL RESOURCES, INC., a Colorado corporation ("Territorial"), and the holders of shares of the capital stock of Territorial affixing their signatures hereto and listed on Attachment 1 hereto (collectively, the "Subscribing Shareholders").

                                    RECITALS

     The parties desire to effect a merger on the terms, and subject to the provisions and conditions, of this Agreement.

                                   AGREEMENT

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, in accordance with the provisions of applicable law, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     As used in this Agreement and the Exhibits, Attachments, Schedules and documents delivered pursuant to this Agreement, the following terms shall have the following meanings:

     "ADEA" means the Age Discrimination in Employment Act, as amended, or any successor statute.

     "Additional SOCO Shares" has the meaning set forth in Section 2.14.

     "Additional Share Subscription Agreement" has the meaning set forth in
Section 2.14.

     "Adverse Consequences" means any and all damages, claims, deficiencies and losses, delinquencies, liabilities, defaults, assessments, fees, penalties and interest and expenses (including reasonable attorneys' and accountants' fees and disbursements).

     "Affiliate" means an "affiliate" or "associate" as those terms are defined in Rule 12b-2 promulgated by the Commission under the Exchange Act.

     "Alternative Transaction" has the meaning set forth in Section 7.9.

     "Appraisal Notice" has the meaning set forth in Section 2.12(b).


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     "Articles of Merger" has the meaning set forth in Section 2.6.

     "CBCA" means the Colorado Business Corporation Act, or any successor statute.

     "Closing" means the closing referred to in Section 3.1.

     The "Closing Date" is the second business day (other than a Saturday, Sunday or legal holiday in either the United Kingdom or the United States) following the day on which the conditions to the obligations of the parties set forth in Articles X and XI relative to the Closing shall have been satisfied or waived, or such other time as shall be set by the parties in writing.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "Commission" means the Securities and Exchange Commission and/or any other Governmental Entity that administers either the Securities Act or the Exchange Act.

     "Controlling Interest" means Territorial Shares constituting more than 75% of the Territorial Shares outstanding at the time in question.

     "Conversion Ratio" has the meaning set forth in Section 2.10.

     "Dissenting Shares" has the meaning set forth in Section 2.12.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "Excess SOCO Shares" has the meaning set forth in Section 2.14.

     "Excessive Dissent" means that, in connection with the Merger, the number of Territorial Shares for which statutory rights to dissent and obtain payment have been properly asserted pursuant to Article 113 of the CBCA by holders of Territorial Shares exceed ten percent (10%) of all Territorial Shares outstanding immediately prior to the Merger Effective Time

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "GAAP," with respect to the Territorial Entities, means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, in statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, and with respect to the SOCO Entities, means Financial Reporting Standards and Statements of Standard Accounting Practice issued by the Accounting Standards Board and its predecessor which are current as of the date of determination.

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

     "Governmental Entity" means any federal, state, municipal, domestic or foreign court, tribunal, administrative agency, department, commission, board, bureau or other governmental authority or instrumentality.

     "Lock-Up Agreement" has the meaning set forth in Section 2.11.

     "Material Adverse Effect" means a material adverse effect on the business or financial condition of the applicable party or other person and its Subsidiaries taken as a whole.

     "Merger" means the merger of Newco with and into Territorial as described in Section 2.4.

     "Merger Effective Time" has the meaning set forth in Section 2.6.

     "Paying Agent" means the transfer agent for the SOCO Shares.

     "Person" has the meaning set forth in Section 13.1.

     "Plan" means (i) any employee benefit plan as defined in Section 3(3) of ERISA, which is (a) maintained by a party or any of its Subsidiaries, or (b) to which a party or any of its Subsidiaries is making or accruing an obligation to make contributions, or (ii) any other formal or informal obligation to, arrangement with, or plan or program for the benefit of, employees of a party or any of its Subsidiaries, including, but not limited to, stock options, stock bonuses, stock purchase agreements, bonuses, incentive compensation, deferred compensation, supplemental pensions, vacations, severance pay, insurance or any other benefit, program or practice.

     "Resolution Notice" has the meaning set forth in Section 2.14.

     "Reverse Split" means the 36,000 to one reverse stock split defined in
Section 2.1(a ).

     "Reverse Split Consideration" has the meaning set forth in Section 2.1.

     "Reverse Split Effective Time" is defined in Section 2.2.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

     "SOCO" means SOCO International plc, a public limited company incorporated in England and Wales.

     The "SOCO Disclosure Schedule" is the Disclosure Schedule delivered by SOCO to Territorial contemporaneously with the execution of this Agreement. Each heading in the SOCO Disclosure schedule shall refer to the applicable section of this Agreement.

     "SOCO Entities" means SOCO and its Subsidiaries.

     "SOCO Financial Statements" are, collectively, the audited non-statutory accounts of SOCO for the period from incorporation on 10 January 1997 to 31 March 1997 contained in SOCO's Listing Particulars dated 14 May 1997 and the unaudited interim financial statements of SOCO as of and for the period ended 30 June 1997.

     "SOCO Market Price" means the higher of (i) average mid-market price per share of the SOCO Shares on the ten (10) trading days ending on the trading day last preceding Closing, or (ii) ninety percent (90%) of the mid-market price on the trading day last preceding Closing. The mid-market price shall be such price as derived from the Daily Official List of the London Stock Exchange for the relevant trading day.

     "SOCO Shares" means all of the issued and outstanding ordinary shares of 20 pence each of SOCO.

     "SOCO Shareholders" means the holders of SOCO Shares from time to time.

     "Subscribing Shareholders" means, collectively, the Territorial Shareholders executing this Agreement and whose names are set forth on Attachment 1 hereto.

     "Subsidiary" or "Subsidiaries" means any corporation more than fifty percent (50%) of the voting power of which is owned directly or indirectly by a party or other relevant person, as the context requires.

     "Surviving Corporation" has the meaning set forth in Section 2.4.

     "Taxes" means all taxes, charges, fees, levies, duties or other assessments, including, without limitation, income, gross receipts, excise, ad valorem, property, production, severance, sales, use, license, payroll and franchise taxes, imposed by any Governmental Entity and includes any estimated tax, interest and penalties or additions to tax.

     "Tax Return" means a report, return or other information required to be supplied by a party comprising a part of the SOCO Entities or the Territorial Entities, as the case may be, to a Governmental Entity in connection with Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes that entity.

     "Territorial" means Territorial Resources, Inc., a Colorado corporation.

     "Territorial Certificates" has the meaning set forth in Section 2.11.

     "Territorial Commission Reports" has the meaning set forth in Section 4.26.

     The "Territorial Disclosure Schedule" is the Disclosure Schedule delivered by Territorial to SOCO contemporaneously with the execution of this Agreement. Each heading in the Territorial Disclosure Schedule shall refer to the applicable section of this Agreement.

     "Territorial Entities" means Territorial and its Subsidiaries.

     "Territorial's Executives" has the meaning set forth in Section 7.9.

     The "Territorial Financial Statements" are, collectively, the respective audited consolidated financial statements of the Territorial Entities and the respective unaudited interim consolidated financial statements of the Territorial Entities contained in the Territorial Commission Reports.

     "Territorial Leases" has the meaning set forth in Section 4.9.

     "Territorial Merger Shareholders' Meeting"  has the meaning set forth in
Section 2.5.

     "Territorial Proxy Statement" has the meaning set forth in Section 2.1.

     "Territorial Reverse Split Shareholders' Meeting" has the meaning set forth in Section 2.1.

     "Territorial Shares" means all of the issued and outstanding common stock of Territorial, no par value.

     "Territorial Shareholders" means the holders of Territorial Shares from time to time.

     "Third Party Claim" has the meaning set forth in Section 14.2.

     "Warranted Party" or  "Warranted Parties" has the meaning set forth in
Section 14.1.

     "Warrantying Party" or "Warrantying Parties" has the meaning set forth in
Section 14.1.


                                   ARTICLE II
                        THE REORGANIZATION TRANSACTIONS

      SECTION 2.1  APPROVAL BY THE TERRITORIAL SHAREHOLDERS OF REVERSE SPLIT.

     (a) As soon as reasonably practicable after the date of this Agreement, Territorial will, in compliance with all applicable laws, and in form and substance reasonably satisfactory to SOCO, file with the Commission proxy solicitation materials reasonably necessary (the "Territorial Proxy Statement"), and use its best efforts, to obtain the approval of the Territorial Shareholders to a 36,000 to one reverse stock split of the Territorial Shares (the "Reverse Split") at a meeting to consider the Reverse Split (the "Territorial Reverse Split Shareholders' Meeting"). The terms of the Reverse Split shall provide that no fractional Territorial Shares shall be issued in connection therewith, and that each Territorial Shareholder who would otherwise be entitled to receive a fractional Territorial Share shall be paid cash in the amount of $1.40 USD per pre-Reverse Split Territorial Share, and which amount the Parties acknowledge to be approximately equivalent to a 4:1 (Territorial Shares:SOCO Shares) conversion ratio, based on the average mid-market price per share of the SOCO Shares on the ten (10) trading days ending on the trading day last preceding the date hereof (the "Reverse Split Consideration"). SOCO agrees to furnish within a reasonable period to Territorial all information (which shall meet the standard of the first sentence of this Section 2.1(a)) reasonably requested by Territorial in connection with preparing the Territorial Proxy Statement, to the extent (i) necessary to comply with applicable law, (ii) such information can be obtained and made available without unreasonable additional expense and (iii) SOCO is permitted to do so under applicable law or regulation. The information contained in the Territorial Proxy Statement relating to SOCO shall be in form and substance satisfactory to SOCO and shall include all information regarding the SOCO Entities required by applicable law or regulation. The Territorial Proxy Statement shall also include all information required by applicable law to inform holders of the Territorial Shares of all necessary information concerning the Reverse Split and of their rights to dissent and obtain payment under the CBCA. Territorial agrees to use its best efforts in soliciting the approval of the Territorial Shareholders to the Reverse Split as soon as is reasonably practicable. Subject to compliance with their fiduciary duties in connection with an Alternative Transaction as described in Section 7.9 as advised in writing by outside counsel, the board of directors of Territorial shall recommend approval by the Territorial Shareholders of the Reverse Split, without reservation or qualification.

     (b) As soon as reasonably practicable after the date of this Agreement, Territorial will take all action necessary in accordance with Colorado law and its Articles of Incorporation and Bylaws to convene the Territorial Reverse Split Shareholders' Meeting. Subject to compliance with the fiduciary duties of directors of Territorial in connection with an Alternative Transaction, Territorial shall take all other action necessary or advisable to secure the vote or consent of Territorial Shareholders required by Colorado law to effect the Reverse Split. Irrespective of any Alternative Transaction, at the Territorial Reverse Split Shareholders' Meeting, each of the Subscribing Shareholders hereby agrees to vote or cause to be voted in favor of the Reverse Split all Territorial Shares owned or controlled by him or it.

     (c) Territorial shall deduct and withhold from the consideration otherwise payable as a result of the Reverse Split to any holder of Territorial Shares such amounts as Territorial is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Territorial, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holders of the Territorial Shares in respect of which such deduction and withholding was made by Territorial.

      SECTION 2.2 EFFECTUATION OF REVERSE SPLIT AND EXERCISE OF RIGHTS TO DISSENT AND OBTAIN PAYMENT. Upon approval of the Reverse Split by the Territorial Shareholders, unless this Agreement has been terminated as permitted by the terms of Section 13.1, Territorial shall take all steps required to effectuate the Reverse Split. The Reverse Split shall become effective at the date and time at which Territorial's Articles of Incorporation is amended by the filing of Articles of Amendment with the Secretary of State of Colorado, and such time is referred to in this Agreement as the "Reverse Split Effective Time." Territorial shall comply with Article 113 of the CBCA concerning any exercise of rights to dissent and obtain payment by Territorial Shareholders in connection with the Reverse Split.

      SECTION 2.3 TERMINATION OF TERRITORIAL FILING REQUIREMENTS. As soon as practicable after the Reverse Split Effective Time, in compliance with all applicable laws and in form and substance reasonably satisfactory to SOCO, Territorial will terminate all its reporting obligations under the Exchange Act by filing with the Commission a proper certification on Form 15. Upon such filing, Territorial shall promptly take all other actions reasonably incident to effecting the termination of its reporting obligations and of its registration under the Exchange Act as soon as practicable.

      SECTION 2.4 THE MERGER. Subject to the terms and conditions of this Agreement, at the Merger Effective Time, Newco shall be merged with and into Territorial and the separate corporate existence of Newco shall cease (the "Merger"). Territorial shall be the surviving corporation in the Merger (sometimes referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Colorado, and the separate corporate existence of Territorial with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth below in this Article 2. The Merger shall have the effects specified in the CBCA.

      SECTION 2.5  APPROVAL OF SHAREHOLDERS OF MERGER.

     (a) As soon as practicable after the termination of Territorial's reporting obligations under the Exchange Act, in compliance with all applicable state and federal laws and in form and substance satisfactory to SOCO, Territorial shall use its best efforts to obtain the approval by the Territorial Shareholders of the Merger at a meeting to consider the Merger (the "Territorial Merger Shareholders' Meeting"). SOCO agrees to furnish to Territorial within a reasonable period all information (which shall meet the standard of the preceding sentence) reasonably requested by Territorial in connection with preparing any proxy materials. The materials furnished to Territorial Shareholders pursuant to the first sentence of this Section 2.5(a) related to the SOCO Entities shall in form and substance be satisfactory to SOCO and shall include all information regarding the SOCO Entities required by applicable law. The materials shall also include all information required by applicable law and regulations to inform holders of the Territorial Shares of all necessary information concerning the Merger and the issuance of SOCO Shares in accordance with the terms of
     Section 2.10 and of their rights to dissent and obtain payment under the CBCA. SOCO agrees to use its best efforts to cooperate with Territorial in soliciting the approval of the Territorial Shareholders to the Merger as soon as is reasonably practicable. Subject to compliance with their fiduciary duties in connection with an Alternative Transaction as described in Section 7.9, as advised in writing by independent counsel, the board of directors of Territorial shall recommend approval by the Territorial Shareholders of the Merger, without reservation or qualification.

     (b) As soon as reasonably practicable after the termination of Territorial's obligations to file reports under the Exchange Act, Territorial will take all action necessary in accordance with the CBCA and its Articles of Incorporation and Bylaws to convene the Territorial Merger Shareholders' Meeting. Subject to compliance with the fiduciary duties of directors of Territorial in connection with an Alternative Transaction as described in Section 7.9 as advised in writing by independent counsel, Territorial shall take all other action necessary or advisable to secure the vote or consent of Territorial Shareholders in accordance with Colorado law to effect the Merger. Irrespective of any Alternative Transaction, the Subscribing Shareholders, acting severally, but not jointly, shall vote or cause to be voted at the Territorial Merger Shareholders' Meeting, in favor of the Merger, all Territorial Shares owned by them.

      SECTION 2.6 MERGER EFFECTIVE TIME. On the Closing Date, Territorial and SOCO will cause Articles of Merger (the "Articles of Merger") in substantially the same form as that attached hereto as Exhibit A to be executed and filed with the Secretary of State of Colorado as provided in Section 7-101-204 of the CBCA to reflect the Merger. The Merger shall become effective at the date and time at which the Articles of Merger is duly filed with the Secretary of State of Colorado, and such time is referred to in this Agreement as the "Merger Effective Time."

      SECTION 2.7 THE ARTICLES OF INCORPORATION. At the Merger Effective Time, the Articles of Incorporation of Territorial shall be amended and restated so as to conform, in form and substance, to the Articles of Incorporation of Newco, as in effect immediately prior to the Merger Effective Time, which amended and restated Articles shall be the Articles of the Surviving Corporation, until duly amended in accordance with the terms thereof and the CBCA; provided however, that, at the Merger Effective Time, Article I of the Articles of Incorporation of the Surviving Corporation shall read as follows: "The name of the corporation is: Territorial Resources, Inc."

      SECTION 2.8 THE BYLAWS. The Bylaws of Newco in effect at the Merger Effective Time shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and the CBCA.

      SECTION 2.9 OFFICERS AND DIRECTORS. The officers and directors of Newco at the Merger Effective Time shall be the officers and directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws.

      SECTION 2.10 CONVERSION OR CANCELLATION OF TERRITORIAL SHARES AND NEWCO SHARES. The Territorial Shares shall be canceled and the Newco Shares shall be converted in the Merger as follows:

     (a) At the Merger Effective Time, each Territorial Common Share issued and outstanding immediately prior to the Merger Effective Time, other than Dissenting Shares and Territorial Shares to be canceled pursuant to Section 2.10(d), shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive the number of SOCO Shares equal to the quotient of: $1.40 USD expressed in Pounds Sterling at the prevailing USD-to-Pounds Sterling exchange rate as of the close of business on the day immediately preceding the Merger Effective Time, divided by the SOCO Market Price (such quotient is sometimes referred to herein as the "Conversion Ratio"). The Conversion Ratio shall be adjusted to give effect to the Reverse Split, if effectuated (by multiplying the aforementioned quotient times 36,000), and after such adjustment shall thereafter be considered, and referred to as, the "Conversion Ratio."

     (b) By virtue of the Merger and without any action on the part of the holders thereof, all Territorial Shares shall no longer be outstanding and shall be canceled and shall cease to exist and each holder of a certificate representing Territorial Shares shall thereafter cease to have any rights with respect to such Territorial Shares, and in consideration therefor shall be entitled to receive the SOCO Shares specified in this Section upon the surrender of the certificate representing the Territorial Shares as provided in Section 2.11 or the right, if any, to receive payment from the Surviving Corporation of the "fair value" of such Territorial Shares as determined in accordance with Section 7-113-101 of the CBCA. This Agreement shall effect an amendment to the Articles of Incorporation of Territorial with the effects described in this Article II, and approval of this Agreement by holders of Territorial Shares shall constitute approval of such amendments. Until such surrender, no dividend or other distribution, if any, payable to holders of record of SOCO Shares as of any date on or after the Merger Effective Time shall be paid to the holder of certificates representing Territorial Shares but upon surrender of the certificates representing Territorial Shares as provided in Section 2.11, such holder shall be entitled to receive all dividends and other distributions, if any, without interest, that have become payable subsequent to the Merger Effective Time with respect to the number of SOCO Shares such holder is to receive.

     (c) At the Merger Effective Time, each Newco Share issued and outstanding immediately prior to the Merger Effective Time shall, by virtue of the Merger and without any action on the part of Newco or the holder of such Shares, be converted into one share of common stock of the Surviving Corporation.

     (d) Each Territorial Share held in the treasury of Territorial shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto. All options to acquire Territorial Shares outstanding on the date hereof shall terminate if not fully exercised prior to the expiration of the 30 day period immediately following the date hereof.

      SECTION 2.11  PAYMENT FOR TERRITORIAL SHARES.

     (a) On or after the Closing Date, the Paying Agent will distribute the allocated SOCO shares as provided herein. Upon surrender to the Paying Agent of the letter of transmittal provided for such purpose, duly executed and completed in accordance with the instructions thereto, accompanied by the certificates that at the Merger Effective Time shall have evidenced Territorial Shares to be exchanged pursuant to the Merger ("Territorial Certificates") and a duly executed Lock-Up Agreement and Investor Questionnaire in the form attached to this Agreement as Exhibit B ("Lock-Up Agreement"), SOCO shall promptly cause to be distributed to each person in whose name such Territorial Certificate shall have been registered certificates representing the whole SOCO Shares into which any shares previously represented by Territorial Certificates shall have been converted at the Merger Effective

     Time, together with any dividends or distributions thereon to which such person is entitled pursuant to the terms of Section 2.10(b).

     (b) Fractional SOCO Shares will not be issued to any person. In lieu of issuing a fractional SOCO Share to any person, SOCO will round the number of SOCO Shares to be issued to each person to the nearest whole number of SOCO Shares. No cash will be paid for fractional shares not received.

     (c) If SOCO Shares are to be issued to a person other than the registered holder of the certificates surrendered, it shall be a condition of such issue that the certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such delivery shall pay any transfer or other taxes required by reason of the delivery to a person other than the registered holder of the certificates surrendered or establish to the satisfaction of SOCO or the Paying Agent that such tax has been paid or is not applicable.

     (d) Until surrendered as contemplated in Section 2.11(a) above, each Territorial Certificate that immediately prior to the Merger Effective Time represented Territorial Shares shall be deemed at and after the Merger Effective Time to represent only the right to receive upon surrender the SOCO Shares contemplated by Section 2.11(a) and any dividends or distributions thereon. Notwithstanding the foregoing, neither the Paying Agent nor any party hereto shall be liable to any holder of certificates formerly representing Territorial Shares for any SOCO Shares or any dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Subject to the provisions of Section 2.12(b), SOCO shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of SOCO Shares for Territorial Shares.

     (e) SOCO Shares into which Territorial Shares shall have been converted in the Merger pursuant to this Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to such Territorial Shares.

     (f) SOCO shall deduct and withhold from the consideration otherwise payable as a result of the Merger pursuant to this Agreement to any holder of Territorial Shares such amounts as SOCO is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by SOCO, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holders of the Territorial Shares in respect of which such deduction and withholding was made by SOCO.

      SECTION 2.12  DISSENTERS' RIGHTS IN CONNECTION WITH MERGER.

     (a) Notwithstanding anything in this Agreement to the contrary, Territorial Shares that are issued and outstanding immediately prior to the Merger Effective Time and that are held by Territorial Shareholders who have delivered a written notice of such Territorial Shareholders' intention to demand payment for the Territorial Shares held by such shareholder in the manner provided in Article 113 of the CBCA (the "Dissenting Shares") shall not be converted into the right to receive the consideration provided in Section 2.10(a), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost the right to dissent and obtain payment under the CBCA, as the case may be. If such holder shall have failed to perfect or shall have effectively withdrawn or lost such right, the Territorial Shares shall thereupon be deemed to have been canceled and the holders thereof to have become entitled, with effect from the Merger Effective Time, to receive the consideration specified in
     Section 2.10.

     (b) Territorial promptly shall provide SOCO a copy of each written notice ("Appraisal Notice") given by or on behalf of any dissenting Territorial Shareholder of his or its intention to demand payment of the "fair value" of the Territorial Shareholder's Territorial Shares, as provided in Article 113 of the CBCA, specifying the number of Territorial Shares for which such Appraisal Notice shall have been given. The Surviving Corporation shall thereupon have sole and exclusive rights to conduct and resolve, in its sole discretion, all negotiations, proceedings and ultimate disposition with respect to any such demands in any manner that the Surviving Corporation may elect. All such payments to dissenting shareholders shall be made solely by the Surviving Corporation and shall not be made by, nor shall SOCO reimburse the Surviving Corporation for, such payments, except as expressly otherwise provided in this Agreement.

      SECTION 2.13 TRANSFER OF TERRITORIAL SHARES AFTER THE MERGER EFFECTIVE TIME. No transfers of Territorial Shares shall be made on the stock transfer books of the Surviving Corporation at or after the Merger Effective Time. If, after the Merger Effective Time, certificates formerly representing Territorial Shares are presented to the Surviving Corporation, they shall be canceled and the holders thereof shall instead be entitled to be issued SOCO Shares as provided in this Article II.

      SECTION 2.14 PURCHASE OF ADDITIONAL SOCO SHARES BY SUBSCRIBING SHAREHOLDERS. The Subscribing Shareholders severally, but not jointly, agree to purchase SOCO Shares pursuant to the following terms and conditions:

     (a) If and to the extent that an Excessive Dissent occurs, and if SOCO does not terminate this Agreement as permitted pursuant to Section 13.1(b)(iii), then promptly following the Notices of Demand concerning the Territorial Shares constituting the Excessive Dissent, the Subscribing Shareholders shall severally, but not jointly, be obligated to subscribe for an amount of SOCO Shares ("Additional SOCO Shares") that is equivalent (based on the Conversion Ratio, as adjusted to reflect the Reverse Split) to the number of Territorial Shares constituting the Excessive Dissent, as adjusted in accordance with Section 2.14(c). The obligations of the Subscribing Shareholders to subscribe for Additional SOCO Shares shall be several, and not joint, and shall be allocated among the Subscribing Shareholders pro rata in accordance with the relative number of Territorial Shares, as among themselves, owned by the Subscribing Shareholders.

     (b) Each of the Subscribing Shareholders and SOCO shall execute an Additional Share Subscription Agreement in the form attached to this Agreement as Exhibit C ("Additional Share Subscription Agreement") to evidence, in the aggregate, subscriptions to purchase the Additional SOCO Shares under this Agreement, as adjusted in accordance with Section 2.14(c), and deposit in escrow with SOCO as therein provided the purchase price of the Additional SOCO Shares, ignoring for these purposes any adjustments that might be made pursuant to Section 2.14(c). The sale and purchase of the Additional SOCO Shares shall be effected promptly following resolution of the Appraisal Claims at a closing with same day funds (USD) at the SOCO Market Price (expressed in USD based on the then prevailing USD-to-Pounds Sterling exchange rate).

     (c) If Territorial resolves the Appraisal Claims (whether by final judgment, settlement or otherwise), then, to the extent that Territorial is required (or has agreed) to purchase a number of Territorial Shares that either (i) results in the Appraisal Claims no longer constituting an Excessive Dissent, or (ii) reduces the extent to which the Appraisal Claims constitute an Excessive Dissent, then the obligation of each Remaining Subscribing Shareholder under the Additional Share Subscription Agreement shall be either (x) in the event of (i) above, canceled, or (y) in the event of (ii) above, reduced by that portion of the Additional SOCO Shares that is equivalent (based on the Conversion Ratio, as adjusted to reflect the Reverse Split) to the Territorial Shares attributable to the reduction of Appraisal Claims, allocated pro rata among the Remaining Subscribing Shareholders in accordance with the relative number of Additional SOCO Shares, as among themselves, for which the Remaining Subscribing Shareholders have previously subscribed pursuant to this Section 2.14.

     (d) Upon resolution of the Appraisal Claims, Territorial shall notify SOCO and the Subscribing Shareholders in writing (the "Resolution Notice"), specifying the number of Territorial Shares that Territorial is required (or has agreed) to purchase under Section 2.12.

      SECTION 2.15 EXEMPT OFFERING. All of the parties hereto acknowledge that none of the SOCO Shares to be issued to Territorial Shareholders pursuant to the Merger or any part thereof have been or will be registered under the Securities Act in reliance upon exemptions from registration, nor have such SOCO Shares or any part thereof been (nor is it intended that such shares or any part thereof
will be) registered under any other securities laws.   Consequently, neither
such SOCO Shares nor any part thereof can be sold, transferred or assigned in the United States without compliance with the applicable provisions of, or exemptions from, the Securities Act and other applicable securities and other laws. Territorial and SOCO shall cause information to be delivered to Territorial Shareholders to the extent necessary for the issuance of the SOCO Shares upon the Merger to be exempt from the registration requirements of the Securities Act, applicable regulations promulgated thereunder and any applicable state securities laws or regulations. Contemporaneously with the execution hereof, each of the Subscribing Shareholders and SOCO shall execute a Lock-Up Agreement.

      SECTION 2.16 TAX LIABILITIES ARISING FROM REVERSE SPLIT AND MERGER. Each of the Subscribing Shareholders mutually acknowledges and agrees with Territorial, SOCO and each other that each Subscribing Shareholder shall bear its own income or other tax liabilities arising from the Reverse Split and/or Merger, and neither Territorial, SOCO nor any other Subscribing Shareholder shall have any responsibility concerning any such liability. Furthermore, the parties mutually acknowledge and agree with each other that no representations or warranties have been made by any party to this Agreement concerning the possible tax treatment to be obtained by any party hereto or any Territorial Shareholder as a result of the transactions contemplated hereby.


                                  ARTICLE III
                                  THE CLOSING

      SECTION 3.1 TIME AND PLACE OF CLOSING. The closing of the Merger (the "Closing"), unless otherwise agreed to in writing by the parties, take place at the offices of Woodard, Hall & Primm, P.C., 7100 Chase Tower, Houston, Texas, on the "Closing Date."

      SECTION 3.2 OBLIGATIONS OF TERRITORIAL AT OR PRIOR TO THE CLOSING. At or prior to the Closing, Territorial shall, subject to the conditions expressed in this Agreement, deliver to SOCO the following:

     (a) A certificate of the corporate secretary of Territorial attaching copies of the resolutions of the board of directors and the Territorial Shareholders approving the Merger;

     (b)  The Articles of Merger duly executed on behalf of Territorial;

     (c) The certificate of an officer of Territorial referred to in Section 10(d);

     (d) A Lock-Up Agreement properly executed by each of the Territorial Shareholders (other than the Subscribing Shareholders), effective after the Reverse Split, relating to his or its investment in the SOCO Shares;

     (e) All contracts, contract amendments, Territorial Oil and Gas Contracts, commitments, leases, books, records, files and other data relating to any of the Territorial Entities and their assets then in the possession of the Territorial Shareholders;

     (f) All consents or approvals of any third party that are required to be identified pursuant to Section 4.4; and

     (g) Such other documents as are required pursuant to this Agreement or as may reasonably be requested from Territorial by SOCO or its counsel.

      SECTION 3.3 OBLIGATIONS OF THE SUBSCRIBING SHAREHOLDERS AT OR PRIOR TO THE CLOSING. Contemporaneously with the execution of this Agreement, each of the Subscribing Shareholders shall deliver to SOCO a Lock-Up Agreement properly executed by such Subscribing Shareholder relating to his or its investment in the SOCO Shares.

     At or prior to the Closing, the Subscribing Shareholders shall, subject to the conditions expressed in this Agreement, deliver to SOCO and Territorial the following:

     (a) If an Excessive Dissent occurs and SOCO elects to proceed with the Closing, an Additional Share Subscription Agreement from each of the Subscribing Shareholders and the consideration therein provided;

     (b) All consents or approvals of any third party that are required to be identified pursuant to Section 5.4; and

     (c) Such other documents as are required pursuant to this Agreement or as may reasonably be requested from the Subscribing Shareholders by SOCO or its counsel.

      SECTION 3.4 OBLIGATIONS OF SOCO AND NEWCO AT OR PRIOR TO THE CLOSING. Contemporaneously with the execution of this Agreement, SOCO shall execute the Lock-Up Agreements executed and delivered by the Subscribing Shareholders under
Section 3.3.

     At or prior to the Closing, SOCO shall, subject to the conditions expressed in this Agreement, deliver to Territorial the following:

     (a) A certificate of the corporate secretary of SOCO attaching copies of corporate resolutions duly adopted by its board of directors approving the Merger, the issue of new SOCO Shares and authorizing the consummation of the transactions contemplated hereby;

     (b) A certificate of the corporate secretary of Newco attaching copies of corporate resolutions duly adopted by its board of directors and SOCO (as its sole shareholder) approving the Merger and authorizing the consummation of the transactions contemplated hereby;

     (c) The Articles of Merger duly executed on behalf of Newco;

     (d) The certificate of an officer of SOCO and Newco referred to in Section 11(a); and

     (e) All consents or approvals of any third party that are required to be identified pursuant to Section 6.4.


                                   ARTICLE IV
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF TERRITORIAL

     Except as expressly set forth and specifically identified by section number of this Agreement in the Territorial Disclosure Schedule, Territorial represents, warrants and covenants to SOCO and Newco, on the date hereof and as of the Closing Date, as follows:

      SECTION 4.1  CORPORATE ORGANIZATION.

     (a) Each of the Territorial Entities is a corporation duly organized and validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation. Each of the Territorial Entities has the requisite corporate power and authority to carry on its business as now being conducted and to own, lease and operate its property and assets, and each of the Territorial Entities is duly qualified or licensed to do business and is in good standing in every jurisdiction in which the failure to be so qualified and licensed could have a Material Adverse Effect.
     Section 4.1 of the Territorial Disclosure Schedule sets forth the name and state of incorporation of each of the Territorial Entities and each state in which each of them is qualified or licensed to do business. Territorial has heretofore delivered to SOCO true, correct and complete copies of each of the Territorial Entities' respective Articles of Incorporation and Bylaws as presently in effect.

     (b) Section 4.1 of the Territorial Disclosure Schedule sets forth a complete list of the present officers and directors of each of the Territorial Entities.

      SECTION 4.2  CAPITALIZATION.

     (a) The authorized, issued and outstanding capital stock of each of the Territorial Entities is as set forth in Section 4.2 of the Territorial Disclosure Schedule. All of the issued shares of each of the Territorial Entities are validly issued, fully paid and nonassessable and none of such shares have been issued in violation of the preemptive rights of any person.

     (b) Except as set forth in Section 4.2 of the Territorial Disclosure Schedule, there are no (i) shares of capital stock or other securities bearing voting or other equity rights, whether contingent or not, of any of the Territorial Entities outstanding; (ii) outstanding subscriptions, puts, options, warrants or other rights, contractual or otherwise, to purchase or acquire any capital stock of any of the Territorial Entities; or (iii) contracts, commitments, understandings, arrangements or restrictions by which any of the Territorial Entities is or may become bound to issue any additional equity interests or any options or rights with respect thereto, or any securities convertible into any equity interests, except for options held by directors and officers of Territorial (including Subscribing Shareholders) to purchase an aggregate of 225,557 Territorial Shares, all of which options are fully vested and must be entirely exercised prior to the expiration of the 30 day period immediately following the execution hereof.

     (c) The issued and outstanding stock of Territorial owned by the directors, executive officers and 5% or greater Shareholders of Territorial is owned of record, and to the knowledge of Territorial, beneficially, as described in Section 4.2 of the Territorial Disclosure Schedule. Territorial owns all of the issued and outstanding stock of each of its Subsidiaries, directly or indirectly, free and clear of all encumbrances, options and other third party rights. Except for its Subsidiaries, neither Territorial nor any of its Subsidiaries owns or holds any equity, debt or other interest in any entity or business or any option to acquire any such interest, except for accounts receivable that have arisen in the ordinary course of business.

      SECTION 4.3  AUTHORITY; NO VIOLATION.

     (a) The execution and performance of this Agreement by Territorial have been duly and validly authorized by the board of directors of Territorial and, except for the approval of the Territorial Shareholders, no other corporate action is necessary to authorize the execution, delivery and performance of this Agreement by Territorial or to consummate the transactions contemplated hereby. Territorial has full, absolute and unrestricted right, power and authority to execute and perform this Agreement and, subject to the approval by the Territorial Shareholders, to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed by Territorial and, subject to approval by the Territorial Shareholders, is a valid and binding obligation of Territorial, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, reorganization, receivership or similar laws affecting the rights of creditors generally. There is no restriction on business combinations applicable to the transactions contemplated hereby.

     (b) None of the execution, delivery or performance of this Agreement does or will, after the giving of notice, lapse of time or otherwise, (i) result in any violation of or be in conflict with or constitute a default under any term or provision of the Articles of Incorporation or Bylaws of any of the Territorial Entities of or any term or provision of any judgment, decree, order, statute, injunction, rule or regulation applicable to any of the Territorial Entities, or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation to which any of the Territorial Entities is bound; (ii) result in the creation of any encumbrance, option or other third party right upon Territorial Shares, the securities of the Surviving Corporation or any of the properties or assets of the Territorial Entities pursuant to any such term or provision; or (iii) constitute a material default under or give any party the right to accelerate, amend or modify, terminate, abandon or refuse to perform or comply with, any material contract, agreement, arrangement, commitment or plan to which any Territorial Entities is a party, or by which any of the Territorial Entities or any of their rights, properties or assets may be subject or bound.

      SECTION 4.4 CONSENTS AND APPROVALS. No consent, waiver, approval or authorization of, or declaration, designation, filing, registration or qualification with, any Governmental Entity or any third party, is required to be made or obtained by the Territorial Entities in connection with the execution, delivery and performance of this Agreement or to preserve any material rights and benefits enjoyed by any of the Territorial Entities on the date hereof following the consummation of the transactions contemplated by this Agreement except (a) those that have already been obtained or (b) those expressly referenced in this Agreement.

      SECTION 4.5  VIOLATIONS OF LAWS, PERMITS, ETC.

     (a) None of the Territorial Entities is in violation of any term or provision of its Articles of Incorporation or Bylaws. None of the Territorial Entities is in violation of any term or provision of any judgment, decree, order, statute, injunction, rule, ordinance or regulation applicable to it, or of any agreement or instrument applicable to such entity where the violation thereof would result in a Material Adverse Effect.

     (b) Each of the Territorial Entities holds and has maintained in full force and effect all certificates, licenses and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending where such revocation or limitation would result in a Material Adverse Effect.

      SECTION 4.6  TERRITORIAL FINANCIAL STATEMENTS.

     (a) In all material respects, each of the consolidated Territorial Financial Statements (including, in each case, any related notes thereto) fairly presents the consolidated assets, liabilities and financial position of the respective entities purported to be covered thereby as of the dates thereof and the results of their operations and cash flow for the respective periods ended on such dates, all in accordance with GAAP consistently applied throughout the periods involved, except that the unaudited interim financial statements were and are subject to normal, recurring year-end adjustments (which will not, individually or in the aggregate, have a Material Adverse Effect).

     (b) Each of the Territorial Financial Statements was prepared from the books and records of each of the respective entities purported to be covered thereby. None of the Territorial Financial Statements contain any items of a material special or nonrecurring nature, except as expressly noted in such statements.

      SECTION 4.7 NO UNDISCLOSED LIABILITIES, ETC. None of the Territorial Entities has any material liabilities or obligations, whether direct, indirect, absolute or contingent (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others), except (a) liabilities that are fully reflected on or reserved against on the latest balance sheet of such entity included in the Territorial Financial Statements or described in the footnotes to the Territorial Financial Statements or (b) liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the Territorial Financial Statements that are consistent with past practice that would not, individually or in the aggregate, have a Material Adverse Effect.

      SECTION 4.8 ABSENCE OF CERTAIN CHANGES. Since the date of the latest audited Territorial Financial Statement, except as specifically disclosed in the Territorial Commission Reports filed since that date to the date of this Agreement, all of the Territorial Entities have conducted their businesses only in the ordinary course and in a manner consistent with prior practice, and none of the Territorial Entities has:

     (a) Suffered any change in financial condition, results of operation or business or any damage, destruction or loss (whether or not covered by insurance) with respect to any assets having a Material Adverse Effect;

     (b) Changed accounting methods, principles or practices, or adopted or made any change in any pension, retirement, profitsharing or other employee benefit plan or arrangement, or revalued any assets, including, without limitation, writing down the value of any inventory or writing off notes or accounts receivable other than in the ordinary course of business;

     (c) Borrowed or agreed to borrow any money or incurred, assumed or become subject to, whether directly or by way of guarantee or otherwise, any other material obligation or liability for borrowed money, whether absolute or contingent, other than borrowings to pay the cash amounts required under the Reverse Split;

     (d) (i) Issued, purchased or redeemed any of its capital securities or any option, warrant or right to purchase any of the same; or (ii) authorized, declared or made any dividends, distributions of earnings or capital on, or splits or any other reclassification of its equity securities;

     (e) Mortgaged, pledged or subjected to any encumbrance, option or other third party right, any of its assets, tangible or intangible, having a value in excess of $25,000 in the aggregate, other than the pledge of Territorial's SOCO Shares to secure borrowings to pay the cash amounts required by Territorial to effect the Reverse Split;

     (f) Acquired or disposed of, or entered into any agreement to acquire or dispose of, any assets or properties (other than oil and gas production in the ordinary course of business) having a value in excess of $25,000 in the aggregate;

     (g) Increased the salaries, compensation, pension or other benefits payable, or paid any bonuses, to its officers and directors or their Affiliates;

     (h) Forgiven or canceled any debts or claims or waived any rights against the Territorial Shareholders or any officer or director of the Territorial Entities or their Affiliates or forgiven or canceled any debts or claims or waived any rights against any other person in excess of $25,000 in the aggregate;

     (i) Entered into, terminated or received notice of the termination of any commitment, contract, agreement or transaction that is material to any of the Territorial Entities; or

     (j) Agreed, either in writing or otherwise, to take any action described in this Section 4.8.

      SECTION 4.9  TITLE TO PROPERTY; ENCUMBRANCES.

     (a) The Territorial Entities have (and as of the Closing will have) good and defensible title to all of their properties and assets, real and personal, described in the Territorial Commission Reports, free and clear of all mortgage liens, and free and clear of all other liens, charges and encumbrances, options or other rights of third parties except liens for taxes not yet due and payable and such minor imperfections of title, if any, as would not have a Material Adverse Effect.

     (b) The Territorial Entities own no real property, including but not limited to oil and gas properties, other than the properties described in the Territorial Commission Reports. Section 4.18 of the Territorial Disclosure Schedule sets forth a complete list of all real property that the Territorial Entities lease or sublease or with respect to which any of the Territorial

     Entities hold concessions to develop real property, including but not limited to oil and gas properties, or have agreed to share oil and gas production from real property. Territorial has delivered to SOCO correct and complete copies of all such leases, concessions, production sharing agreements or other documents to which any of its properties, real or personal, are subject (the "Territorial Leases"). With respect to each such Territorial Lease: (i) each Territorial Lease is legal, valid, binding, enforceable and in full force and effect; (ii) each Territorial Lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (iii) to the knowledge of the Territorial Entities, no party to any Territorial Lease is in breach or default and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder;
     (iv) to the knowledge of the Territorial Entities, no party to any Territorial Lease has repudiated any provision thereof; (v) to the knowledge of the Territorial Entities, there are no disputes, oral agreements or forbearance programs in effect as to any Territorial Lease;
     (vi) with respect to each sublease included as a Territorial Lease, the representations and warranties set forth in subsections (i) and (v) above are true and correct with respect to the underlying lease; (vii) none of the Territorial Entities has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold, subleasehold, concession or production sharing arrangement; (viii) to the knowledge of the Territorial Entities, all facilities leased or subleased thereunder have received all approvals of all Governmental Entities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws and regulations; (ix) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities; and (x) to the knowledge of the Territorial Entities, the owner of the facility leased or subleased has good and marketable title to the parcel of real property, free and clear of any security interest, easement, covenant or other restriction, except for installments of special easements not yet delinquent and recorded easements, covenants, and other restrictions which do not impair the current use, occupancy or value or the marketability of title, of the property subject thereto.

     (c) There are no properties (real, personal or mixed, tangible or intangible) owned by any Territorial Shareholders or any Affiliate of the Territorial Shareholders that are used in the normal day-to-day operations of the Territorial Entities as conducted prior to the Closing Date.

     (d) The properties and assets described in (a) and (b) above are free and clear of any and all encumbrances, options or other third party rights.

      SECTION 4.10 PROCEEDINGS AFFECTING TERRITORIAL ENTITIES. There is no action, proceeding, investigation, inquiry, claim or demand pending or, to the knowledge of the Territorial Entities, threatened that is likely to result in the material impairment or loss of any of the Territorial Entities' title to any part of the assets or properties of the Territorial Entities or that might hinder or impede in any material respect the use, operation or value of such assets and properties, and Territorial shall promptly notify SOCO of any such suit, action, investigation, inquiry, claim or demand arising or threatened prior to the Closing with respect to which Territorial receives notice. To the knowledge of the Territorial Entities, there are no facts, events or conditions existing with respect to operations or conditions of any of their respective assets or properties which are reasonably likely to hinder or impede the use, operation or value of the such assets or properties in any material respect or which are reasonably likely to form the basis of a claim of any party against any of the Territorial Entities or any of their assets that would result in a Material Adverse Effect.

      SECTION 4.11 TAX PARTNERSHIPS. None of the Territorial Entities have filed any federal or state income tax returns identifying their respective assets or properties, including the Territorial Leases, as held by any tax partnership.

      SECTION 4.12 REGULATORY COMPLIANCE. To the knowledge of the Territorial Entities, all material filings and approvals under applicable law, or required under any rules or regulations adopted by any Governmental Entity which are necessary for the operation of their respective assets or properties, including the Territorial Leases, in the manner in which they are presently operated, have been made or granted.

      SECTION 4.13 DATA REGARDING THE TERRITORIAL ENTITIES. All of the information described in Sections 7.6 and 7.7 made or to be made available to SOCO and its representatives is accurate and complete in all material respects, when considered in context and together with all relevant information made available.

      SECTION 4.14  LITIGATION.

     (a) There is no action, proceeding, investigation or inquiry pending or, to the knowledge of the Territorial Entities, threatened (i) against or affecting any of the Territorial Entities or their assets or ordinary conduct of the business that, if determined adversely to the Territorial Entities, would result in a Material Adverse Effect or (ii) that questions this Agreement or any action contemplated by this Agreement or in connection with the Merger.

     (b) There are no citations, fines or penalties heretofore asserted against any of the Territorial Entities or their assets under any federal, state or local law relating to air, noise or water pollution or other environmental protection matters, or relating to occupational health or safety, of which such entity has received notice and that remain unpaid or that could otherwise bind the assets of any of the Territorial Entities and that would result in a Material Adverse Effect.

     (c) Territorial has no knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events, that should reasonably cause Territorial to determine that there exists any basis for any material claim against the Territorial Entities for any of the matters described in paragraphs(a) or (b).

      SECTION 4.15  TAX RETURNS AND PAYMENTS.

     (a) The Territorial Entities (or the common parent of any affiliated group of which any of such entities is or has been a member) have duly filed in correct form in all material respects all Tax Returns required to be filed by such entities and have duly paid or provided for payment of (or there have been paid on their behalf) all Taxes due or claimed to be due from them by federal, state, local or foreign taxing authorities, excluding Taxes that are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided and that are specifically identified in Section 4.15 of the Territorial Disclosure Schedule.

     (b) There are no tax liens upon any property or assets owned by any of the Territorial Entities that would have a Material Adverse Effect.

     (c) All Tax Returns of the Territorial Entities filed, including any amendments to date, have been prepared in good faith without willful misrepresentation and are complete and accurate in all material respects. The Tax Returns of the Territorial Entities have never been examined by the Internal Revenue Service or any other Governmental Entity. There are no outstanding agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax Returns or the payment by, or assessment against, any of the Territorial Entities for any Taxes. Each of the Territorial Entities is taxed as a C corporation under the Code.

     (d) The reserves made for Taxes on the respective balance sheets in the Territorial Financial Statements are sufficient for the payment of all unpaid Taxes due and payable by the Territorial Entities attributable to all periods ended on or before the date of the respective balance sheets in accordance with GAAP.

      SECTION 4.16 INSURANCE. Section 4.16 of the Territorial Disclosure Schedule contains a true, correct, and complete description of all policies of fire, casualty and extended coverage, public liability, products liability, worker's compensation and other forms of insurance owned or held by or for the benefit of the Territorial Entities (other than insurance owned or held by operators for Territorial Leases or other properties where one of the Territorial Entities is not the operator). All such policies are sufficient for material compliance with all requirements of law and all agreements for which those entities are parties, are, to the knowledge of the Territorial Entities, valid and enforceable policies, will remain in full force and effect through the respective dates set forth in Section 4.16 of the Territorial Disclosure Schedule, subject to the timely payment of the premiums set forth therein, and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. All premiums due under such policies have been paid and the insureds have complied in all material respects with such policies.

      SECTION 4.17 BANK ACCOUNTS. Section 4.17 of the Territorial Disclosure Schedule sets forth the names and locations of all banking or financial institutions at which the Territorial Entities maintain accounts, lock boxes or other financial deposits of any nature, the account or box number and the names of all persons authorized to draw thereon or make withdrawals therefrom.

      SECTION 4.18  CONTRACTS.

     (a) Section 4.18 of the Territorial Disclosure Schedule contains a complete and correct list as of the date hereof of all agreements, contracts and commitments of the following types (and all amendments thereto), written or oral, to which any of the Territorial Entities is a party or by which any of their properties is bound (except for those to which SOCO or a SOCO Entity is a party): (i) notes, agreements, mortgages, indentures, security agreements and other instruments relating to the borrowing of money or evidence of credit or the deferred purchase price of property, or the direct or indirect guarantee by such entities of any such indebtedness or deferred purchase price, in excess of $20,000; (ii) leases of real property and material personal property providing for payments under any such lease or group of related leases at an annual rate in excess of $25,000 (other than Territorial Leases); (iii) partnership or joint venture agreements; (iv) management, employment and consulting agreements or other contracts for personal services (including without limitation any agreements between Territorial and any of its directors) that are not terminable by any of such entities on not more than one month's notice without penalty or other termination liability;(v) agreements providing for liability for severance pay, collective bargaining agreements, labor contracts, or labor or personnel policies; (vi) surety, performance and maintenance bonds in excess of $5,000; (vii) agreements or commitments for capital expenditures in excess of $25,000; (viii) any plan, contract or arrangement providing for bonuses, pensions, deferred compensation, retirement plan payments, profit sharing, incentive pay, or for any other employee benefit plan; (ix) brokerage or finder's agreements; (x) any agreement that (a) restricts the right of such entities to engage in any place in any line of business or (b) would restrict the right of the Surviving Corporation or any Subsidiary of the Surviving Corporation to engage in any line of business after the Closing Date; (xi) any contract, commitment or agreement that involves the disposition after March 31, 1997 of any assets of any of such entities not in the ordinary course of business consistent with past practice; (xii) any contract, commitment or agreement between any of such entities or between any of such entities and any director or officer of any of the Territorial Entities in excess of $10,000; (xiii) any Territorial Oil and Gas Contract that commits any of the Territorial Entities to make any capital expenditures in any calendar year; and (xiv) other agreements, contracts and commitments that in any way involve payments or receipts during the remaining term of such agreement, contract or commitment in excess of $25,000.

     (b) Territorial has made available to SOCO complete and correct copies of all written agreements, contracts and commitments, together with all amendments thereto, and accurate (in all material respects) descriptions of all oral agreements, in all cases, described in subparagraph (a). Such agreements, contracts and commitments are in full force and effect, and all of such entities and, to the knowledge of the Territorial Entities, all other parties to such agreements, contracts and commitments have performed all obligations required to be performed by them to date thereunder in all material respects and are not in default thereunder in any material respect.

     (c) None of the Territorial Entities has outstanding any powers of attorney, including powers of attorney with respect to representation before any Governmental Entity, customs agents and brokers, or given in connection with qualification to conduct business in any other jurisdiction.

      SECTION 4.19 TRANSACTIONS WITH INTERESTED PERSONS. No officer or director of any of the Territorial Entities (or spouse or any child thereof) owns, directly or indirectly, on an individual or joint basis, any material interest in, or serves as an officer, director or employee of, any customer, competitor or supplier of or any person or entity that has a material contract or arrangement with any of the Territorial Entities, except for holdings of capital stock not exceeding one percent (1%) of the total number of shares of capital stock of such customer, competitor or supplier outstanding.

      SECTION 4.20  COMPENSATION AND EMPLOYEE PLANS.

     (a) Territorial has provided SOCO (i) the names and current annual compensation rates of all present directors, officers, employees, independent contractors or agents of each of the Territorial Entities and
     (ii) the number, job category and range of compensation by job category of all employees of such entities.

     (b) Section 4.20 of the Territorial Disclosure Schedule sets forth the name of each Plan applicable to any of the Territorial Entities and lists all documents evidencing any Plan applicable to any of the Territorial Entities.

     (c) Each Plan applicable to any of the Territorial Entities is now, and has been from its inception, administered in compliance in all material respects with the provisions of all applicable laws and regulations, including ERISA, the Code and the ADEA, insofar as such statutes are applicable to such Plan.

      SECTION 4.21 BROKERS, FINDERS AND ADVISORS. Territorial has not employed any broker, finder, or investment advisor (other than Sayer Securities Limited) on its behalf, or incurred any liability for any brokerage or finder's fees or commissions in connection with the transaction contemplated hereby. Territorial has furnished to SOCO a complete and correct copy of all agreements between Territorial and Sayer Securities Limited pursuant to which such firm would be entitled to any payment relating to the transactions contemplated hereunder. Territorial has received from Sayer Securities Limited an opinion, either orally or in writing, on or prior to the date hereof, to the effect that the consideration to be received by the holders of Territorial Shares pursuant to the Reverse Split and otherwise pursuant to this Agreement is fair from a financial point of view to such holders.

      SECTION 4.22  LABOR FORCE.

     (a) Each of the Territorial Entities is in compliance in all material respects with all applicable laws (including without limitation federal income tax laws), ordinances, regulations, statutes, rules and restrictions of any Governmental Entity respecting employment and employment practices and terms and conditions of employment.

     (b) No union representation question exists respecting the employees of any of the Territorial Entities and, to the knowledge of the Territorial Entities, no union organizing activities are taking place.

      SECTION 4.23 BOOKS AND RECORDS. The books and records of each of the Territorial Entities (including, without limitation, the books of account, minute books and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of each of the Territorial Entities contain accurate and complete records in all material respects of all meetings held of, and corporate action taken by, the shareholders and the Boards of Directors of the respective entities and no meetings of or actions by such shareholders or any such Boards of Directors have been held or taken for which minutes have not been prepared and are not contained in such minute books. None of the records and written documents furnished or made available to SOCO's representatives or agents by the Territorial Entities, when considered in context and together with any relevant or related documents also so furnished or made available, contain any untrue statement of material fact or omit a material fact necessary to make any statement therein not misleading.

      SECTION 4.24 PAYMENTS. None of the Territorial Entities has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property however characterized to any finder, agent, government official or other party, in the United States or any other country, in any manner related to its business or operations, which such entity knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country or territory having jurisdiction over such entity, and has not participated, directly or indirectly, in any boycotts or similar practices.

      SECTION 4.25 PUBLIC UTILITY HOLDING COMPANY. None of the Territorial Entities owns or operates any facilities used for the retail distribution of natural or manufactured gas for heat, light or power, nor does any of the Territorial Entities, directly or indirectly, own, control or hold with power to vote ten percent (10%) or more of the outstanding stock of, or exercise direct or indirect controlling influence over the management or policies of such a company or a company so controlling such a company.

      SECTION 4.26 COMMISSION FILINGS. Territorial has filed all forms, reports and documents required to be filed with the Commission since March 31, 1994, including all proxy statements, all other reports and registration statements, and all amendments and supplements to all such reports or registration statements, including without limitation any reports required under
Section 13(a) of the Exchange Act (collectively, the "Territorial Commission Reports"), and upon the Reverse Split will be eligible to file a certification with the Commission on Form 15. Territorial has delivered to SOCO copies of (i) Territorial's Form 10KSB Annual Report for each of the fiscal years ending March 31, 1994, 1995, 1996 and 1997 (excluding Exhibits thereto), (ii) Territorial's 10QSB Quarterly Reports for the six month period ending September 30, 1997, and
(iii) Territorial's proxy statement dated April 4, 1997 for its Annual Meeting of Shareholders held on April 30, 1997. All of the Territorial Commission Reports were prepared in accordance with the requirements of all applicable laws and did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Territorial Entities (other than Territorial) is required to file any reports, forms or other documents with the Commission. The Territorial Proxy Statement shall not, at the date it is first mailed to Territorial Shareholders, at the time of the Territorial Reverse Split Shareholders' Meeting, and at the Reverse Split Effective Time, include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made with respect to information furnished by SOCO to Territorial for inclusion in the Proxy Statement. The materials distributed to Territorial Shareholders by Territorial in connection with the Territorial Merger Shareholders' Meeting shall not, at the date such materials are first mailed to Territorial Shareholders, at the time of the Territorial Merger Shareholders' Meeting, and at the Merger Effective Time, include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made with respect to information furnished by SOCO to Territorial for inclusion in such materials.

      SECTION 4.27 FINANCING. Territorial will have the funds necessary to consummate the Reverse Split at the appropriate time.

      SECTION 4.28 DISCLOSURE. No representation or warranty made by Territorial in this Agreement (including, without limitation, in the Territorial Disclosure Schedule) contains any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which made.


                                   ARTICLE V
     REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBSCRIBING SHAREHOLDERS

     Except as expressly set forth and specifically identified by section number of this Agreement in the Subscribing Shareholders Disclosure Schedule, each of the Subscribing Shareholders represents, warrants and covenants to SOCO, on the date hereof and as of the Closing Date, as follows:

      SECTION 5.1 PROPERTY RIGHTS. Such Subscribing Shareholder has no right, title or interest in or to the Territorial Leases or any other properties, real or personal, of any of the Territorial Entities described in the Territorial Commission Reports.

      SECTION 5.2 BINDING AGREEMENTS. This Agreement and any other agreements or instruments executed by such Subscribing Shareholder in connection herewith have been duly executed and delivered, constitute valid and binding obligations of the Subscribing Shareholder and are enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

      SECTION 5.3  STOCK OWNERSHIP.

     (a) Such Subscribing Shareholder owns good and defensible title to the Territorial Shares listed opposite his or its name on Attachment 1 hereto, free and clear of any claims or other liabilities.

     (b) None of the execution, delivery or performance of this Agreement does or will, after the giving of notice, lapse of time or otherwise, (i) result in any violation of or be in conflict with or constitute a default under any term or provision of the organizational documents of such Subscribing Shareholder or any term or provision of any judgment, decree, order, statute, injunction, rule or regulation applicable to such Subscribing Shareholder or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation to which such Subscribing Shareholder is bound; (ii) result in the creation of any encumbrance, option or other third party right upon SOCO Shares, the securities of the Surviving Corporation or any of the properties or assets of such Subscribing Shareholder pursuant to any such term or provision; or
     (iii) constitute a material default under or give any party the right to accelerate, amend or modify, terminate, abandon or refuse to perform or comply with, any material contract, agreement, arrangement, commitment or plan to which such Subscribing Shareholder is a party, or by which such Subscribing Shareholder or any of his or its rights, properties or assets may be subject or bound.

      SECTION 5.4 CONSENTS AND APPROVALS. No consent, waiver, approval or authorization of, or declaration, designation, filing, registration or qualification with, any Governmental Entity or any third party, is required to be made or obtained by such Subscribing Shareholder in connection with the execution, delivery and performance of this Agreement or to preserve any material rights and benefits enjoyed by such Subscribing Shareholder on the date hereof following the consummation of the transactions contemplated by this Agreement except (a) those that have already been obtained or (b) those specifically contemplated by this Agreement.

      SECTION 5.5 VIOLATIONS OF LAWS, PERMITS, ETC. Such Subscribing Shareholder is not in violation of any term or provision of any judgment, decree, order, statute, injunction, rule, ordinance or regulation applicable to him or it, or of any agreement or instrument applicable to him or it where the violation thereof would interfere with the consummation of the transactions contemplated by this Agreement or would result in a Material Adverse Effect regarding a Territorial Entity or title to the Territorial Shares listed opposite his or its name on Attachment 1 hereto.

      SECTION 5.6 ACCREDITED INVESTORS. Such Subscribing Shareholder is an "accredited investor," as that term is defined in Rule 502 under the Securities Act.

      SECTION 5.7 BROKERS, FINDERS AND ADVISORS. Such Subscribing Shareholder has not employed any broker, finder, or investment advisor on its behalf, or incurred any liability for any brokerage or finder's fees or commissions in connection with the transaction contemplated hereby.

      SECTION 5.8 BURDENSOME AGREEMENTS AND CHARTER PROVISIONS. Such Subscribing Shareholder is not a party to any contract or agreement or subject to any charter or other corporate restriction which is a burdensome contract, agreement or restriction that could interfere with the consummation of the transactions contemplated by this Agreement or would result in a Material Adverse Effect regarding a Territorial Entity or title to the Territorial Shares listed opposite his or its name on Attachment 1 hereto.

      SECTION 5.9 DISCLOSURE. No representation or warranty made by such Subscribing Shareholder in this Agreement (including, without limitation, in the Subscribing Shareholders Disclosure Schedule) contains any untrue statement of material fact or omits or will omit to state any material fact necessary to make his or its statements herein or therein not misleading in light of the circumstances under which made. Furthermore, such Subscribing Shareholder is not aware of any untrue statement of material fact in the foregoing representations or warranties of any other Subscribing Shareholder or omission by any other Subscribing Shareholder of any material fact necessary to make such other Subscribing Shareholder's statements herein or therein not misleading in light of the circumstances under which made.


                                   ARTICLE VI
          REPRESENTATIONS, WARRANTIES AND COVENANTS OF SOCO AND NEWCO

     Except as expressly set forth and specifically identified by section number of this Agreement in the SOCO Disclosure Schedule, SOCO and Newco, jointly and severally, represent, warrant and covenant to Territorial, on the date hereof and as of the Closing Date, as follows:

      SECTION 6.1 ORGANIZATION, ETC. SOCO is a public limited company duly incorporated and validly existing under the laws of England and Wales. Newco is a corporation duly incorporated and validly existing under the laws of the State of Colorado. Each of SOCO's U.K. Subsidiaries is a limited company duly incorporated and validly existing under the laws of England and Wales. Each of SOCO's other Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the SOCO Entities has the requisite corporate power and authority to carry on its business as now being conducted and to own, lease and operate its property and assets, and each of the United States SOCO Entities is duly qualified or licensed to do business and is in good standing in every jurisdiction in which the failure to be so qualified and licensed could have a Material Adverse Effect. Section 6.1 of the SOCO Disclosure Schedule sets forth the name and jurisdiction of incorporation of each of SOCO's Subsidiaries and each jurisdiction in which each of the SOCO Entities is qualified or licensed to do business.

      SECTION 6.2  CAPITALIZATION.

     (a) The authorized, issued and outstanding capital stock of each of the SOCO Entities is as set forth in Section 6.2 of the SOCO Disclosure Schedule. All of the issued shares of each of the SOCO Entities are validly issued and fully paid, and all of the SOCO Shares to be issued in consideration of the cancellation of Territorial Shares upon consummation of the Merger, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and freely tradable on the London Stock Exchange Limited in "offshore transactions," as defined in Regulation S under the Securities Act of 1933, as amended (subject to the contractual limitations set forth in the Lock-Up Agreement), and none of such shares have been or will be issued in violation of the preemptive rights of any person.

     (b) Except as set forth in Section 6.2 of the SOCO Disclosure Schedule, there are no (i) shares of capital stock or other securities bearing voting or other equity rights, whether contingent or not, of any of the SOCO Entities outstanding; (ii) outstanding subscriptions, puts, options, warrants or other rights, contractual or otherwise, to purchase or acquire any capital stock of any of the SOCO Entities; or (iii) contracts, commitments, understandings, arrangements or restrictions by which any of the SOCO Entities is or may become bound to issue any additional equity interests or any options or rights with respect thereto, or any securities convertible into any equity interests.

     (c) SOCO beneficially owns all of the issued and outstanding stock of each of its Subsidiaries, directly or indirectly, free and clear of all encumbrances, options or other third party rights.

      SECTION 6.3  AUTHORITY; NO VIOLATION.

     (a) The execution and performance of this Agreement by SOCO and Newco have been duly and validly authorized by the respective boards of directors of SOCO and Newco, and no other corporate action is necessary to authorize the execution, delivery and performance of this Agreement by SOCO or Newco. SOCO has full, absolute and unrestricted right, power and authority to execute and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed by SOCO and Newco and is a valid and binding obligation of SOCO and Newco, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, reorganization, receivership or similar laws affecting the rights of creditors generally.

     (b) None of the execution, delivery or performance of this Agreement does or will, after the giving of notice, lapse of time or otherwise, (i) result in any violation of or be in conflict with or constitute a default under any term or provision of the organizational documents of any of the SOCO Entities, or any term or provision of any judgment, decree, order, statute, injunction, rule or regulation applicable to any of the SOCO Entities or of any material note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation to which any of the SOCO Entities is bound; (ii) result in the creation of any encumbrance, option or other third party right upon SOCO Shares, the securities of the Surviving Corporation or any of the properties or assets of any of the SOCO Entities pursuant to any such term or provision; or (iii) constitute a material default under or give any party the right to accelerate, amend or modify, terminate, abandon or refuse to perform or comply with, any material contract, agreement, arrangement, commitment or plan to which any of the SOCO Entities is a party, or by which any of the SOCO Entities or any of their rights, properties or assets may be subject or bound.

      SECTION 6.4 CONSENTS AND APPROVALS. No consent, waiver, approval or authorization of, or declaration, designation, filing, registration or qualification with, any Governmental Entity or any third party, is required to be made or obtained by any of the SOCO Entities in connection with the execution, delivery and performance of this Agreement or to preserve any material rights and benefits enjoyed by any of the SOCO Entities on the date hereof following the consummation of the transactions contemplated by this Agreement except (a) those that have already been obtained or (b) those specifically contemplated by this Agreement.

      SECTION 6.5  VIOLATIONS OF LAWS, PERMITS, ETC.

     (a) None of the SOCO Entities is in violation of any term or provision of its organizational documents. None of the SOCO Entities is in violation of any term or provision of any judgment, decree, order, statute, injunction, rule, ordinance or regulation applicable to it, or of any agreement or instrument applicable to such entity where the violation thereof would result in a Material Adverse Effect.

     (b) Each of the SOCO Entities holds and has maintained in full force and effect all certificates, licenses and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending where such revocation or limitation would result in a Material Adverse Effect.

      SECTION 6.6  SOCO FINANCIAL STATEMENTS.

     (a) In all material respects the SOCO Financial Statements give a true and fair view of the state of affairs of SOCO as of the dates thereof and the results of its operations for the respective periods ended on such dates, all in conformity with GAAP consistently applied, except that the 30 June 1997 unaudited interim financial statements do not contain footnotes and are subject to normal, recurring year-end adjustments (which will not, individually or in the aggregate, have a Material Adverse Effect).

     (b) The SOCO Financial Statements were prepared from the books and records of SOCO.

      SECTION 6.7 NO UNDISCLOSED LIABILITIES, ETC. SOCO has no material liabilities or obligations, whether direct, indirect, absolute or contingent (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others), except (a) liabilities that are fully reflected on or reserved against on the latest balance sheet of such entity included in the SOCO Financial Statements or (b) liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the SOCO Financial Statements that are consistent with past practice.

      SECTION 6.8 ABSENCE OF CERTAIN CHANGES. Since 30 June 1997, SOCO has not:

     (a)  Suffered any change that would result in a Material Adverse Effect;

     (b) Adopted or made any change in any pension, retirement, profitsharing or other employee benefit plan or arrangement;

     (c) Borrowed or agreed to borrow any money or incurred, assumed or become subject to, whether directly or by way of guarantee or otherwise, another material obligation or liability for borrowed money, whether absolute or contingent;

     (d)(i) Issued, purchased or redeemed any of its capital securities or any option, warrant or right to purchase any of the same; or (ii) authorized, declared or made any dividends, distributions of earnings or capital on, or splits or any other reclassification of its equity securities;

     (e) Mortgaged, pledged or subjected to any encumbrance, option or other third party right any material portion of its assets, tangible or intangible, having a value in excess of $250,000 in the aggregate;

     (f) Acquired or disposed of, or entered into any agreement to acquire or dispose of, any material assets or properties, other than oil and gas production in the ordinary course of business, or other assets having a value in excess of $250,000 in the aggregate;

     (g) Increased the salaries, compensation, pension or other benefits payable, or paid any bonuses, to its officers and directors or their Affiliates;

     (h) Forgiven or canceled any debts or claims or waived any rights against any officer or director of the SOCO Entities or their Affiliates or forgiven or canceled any material debts or claims or waived any rights against any other person in excess of $250,000 in the aggregate;

     (i) Entered into, terminated or received notice of the termination of any commitment, contract, agreement or transaction that is material to any of the SOCO Entities; or

     (j) Agreed, either in writing or otherwise, to take any action described in this Section 6.8.

      SECTION 6.9  LITIGATION.

     (a) There is no action, proceeding, investigation or inquiry pending or, to the knowledge of the SOCO Entities, threatened (i) against or affecting any of the SOCO Entities or their assets or ordinary conduct of the business that, if determined adversely to the SOCO Entities, would result in a Material Adverse Effect or (ii) that questions this Agreement or any action contemplated by this Agreement or in connection with the Merger.

     (b) There are no citations, fines or penalties heretofore asserted against any of the SOCO Entities or their assets under any federal, state or local law relating to air, noise or water pollution or other environmental protection matters, or relating to occupational health or safety, of which such entity has received notice and that remain unpaid or that could otherwise bind the assets of any of the SOCO Entities and that would result in a Material Adverse Effect.

     (c) SOCO has no knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events, that should reasonably cause SOCO to determine that there exists any basis for any material claim against the SOCO Entities for any of the matters described in paragraphs (a) or (b).

      SECTION 6.10 BROKERS, FINDERS AND ADVISORS. SOCO has not incurred any liability for any commissions in connection with the transaction contemplated hereby.

      SECTION 6.11 BOOKS AND RECORDS. The books and records of each of the SOCO Entities (including, without limitation, the books of account, minute books and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of each of the SOCO Entities contain accurate and complete records in all material respects of all meetings held of, and corporate action taken by, the shareholders and the Boards of Directors of the respective entities and no meetings of or actions by such shareholders or any such Boards of Directors have been held or taken for which minutes have not been prepared and are not contained in such minute books. None of the records and written documents furnished or made available to Territorial's representatives or agents by the SOCO Entities concerning the SOCO Interests, when considered in context and together with any relevant or related documents also so furnished or made available, contain any untrue statement of material fact or omit a material fact necessary to make any statement therein not misleading.

      SECTION 6.12 PUBLIC UTILITY HOLDING COMPANY. None of the SOCO Entities owns or operates any facilities used for the retail distribution of natural or manufactured gas for heat, light or power, nor does any of the SOCO Entities, directly or indirectly, own, control or hold with power to vote ten percent (10%) or more of the outstanding stock of, or exercise direct or indirect controlling influence over the management or policies of such a company or a company so controlling such a company.

      SECTION 6.13 EXCHANGE FILINGS. SOCO has filed all forms, reports and documents required to be filed with the London Stock Exchange Limited since 14 May 1997. All of such filings were prepared in accordance with the requirements of all applicable laws and did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      SECTION 6.14 DISCLOSURE. No representation or warranty made by SOCO in this Agreement (including, without limitation, in the SOCO Disclosure Schedule) contains any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which made.

                                  ARTICLE VII
                ACTIONS OF TERRITORIAL PRIOR TO THE CLOSING DATE

      SECTION 7.1 AFFIRMATIVE COVENANTS. Prior to the Closing Date, Territorial, except as otherwise set forth in Section 7.1 of the Territorial Disclosure Schedule, covenants that, unless the prior written consent of SOCO is first obtained, which consent shall not be unreasonably withheld, the Territorial Entities will: (a) carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all reasonable efforts to (i) preserve intact their respective present business organizations, (ii) keep available the services of their respective present officers and key employees and (iii) preserve their respective relationships with customers, suppliers and any others having business dealings with them; and (b) duly comply with all laws applicable to them and their respective properties, operations, business and employees which if not complied with would result in a Material Adverse Effect.

      SECTION 7.2 NEGATIVE COVENANTS. Prior to the Closing Date, except with the prior written consent of SOCO, and except as otherwise set forth in Section
7.2 of the Territorial Disclosure Schedule, which consent shall not be unreasonably withheld, the Territorial Entities will not: (a) do any of the restricted acts set forth in Section 4.8 hereof, or enter into any agreement of a nature set forth in Section 4.18 hereof; (b) enter into or permit any of the Territorial Entities to enter into any transaction other than in the ordinary course of business; or (c) amend the respective organizational or governing documents of any of the Territorial Entities.

      SECTION 7.3 CONSENTS. The Territorial Entities will use their best efforts to obtain all consents from third parties necessary or appropriate to effectuate the transactions contemplated by this Agreement.

      SECTION 7.4 ADVICE OF CHANGES. Territorial will promptly advise SOCO in writing from time to time prior to the Closing Date with respect to any matter hereafter arising and known to it that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Territorial Disclosure Schedule or would have resulted in any representation of Territorial in this Agreement being untrue.

      SECTION 7.5 BEST EFFORTS. The Territorial Entities will use their best efforts to cause to be fulfilled those of the conditions to SOCO's and Newco's obligations to consummate the transactions contemplated by this Agreement that are dependent upon their actions and to execute and deliver such instruments and take such other actions as necessary or appropriate in order to carry out the intent of this Agreement.

      SECTION 7.6 ACCESS TO PROPERTIES AND RECORDS. From and after the date of this Agreement through the earlier of the Closing or the termination of this Agreement, the Territorial Entities shall (a) provide SOCO an identification of and access to all its books, records and documents, including contracts, agreements, consents, settlements, maps, revenue and expense information, production data and geological and geophysical data, (b) afford to SOCO and their officers, attorneys, accountants and other authorized representatives free and full access during normal business hours to the offices, properties, books and records of the Territorial Entities, and (c) cause counsel and accountants to the Territorial Entities to furnish such additional financial and operating data and other information as SOCO shall from time to time request in order that SOCO may have full opportunity to make such investigation as they shall desire to make of the affairs of the Territorial Entities and their assets.

      SECTION 7.7  SUPPLY DOCUMENTS, REPORTS, ETC.

     (a) Territorial shall furnish or make available to SOCO all documents, reports and other information and data (including financial statements)concerning the Territorial Entities as SOCO may reasonably require in connection with any statement, application, or document required to be filed with applicable Governmental Entities in connection with the transaction contemplated by this Agreement or furnished to any other person, firm, corporation or Governmental Entity in connection with this Agreement, including, but not limited to the Commission, the Federal Trade Commission and the Department of Justice.

     (b) Territorial represents and warrants that all such information shall be true, correct, and complete in all material respects and shall not omit any material fact required to be stated to make such information not misleading in light of the circumstances under which made.

      SECTION 7.8 EMPLOYEES. Territorial agrees to use all reasonable efforts to persuade such of the employees, agents, and independent contractors of the Territorial Entities as SOCO may designate to continue as employees, agents, and independent contractors of the Territorial Entities after the Closing Date.

      SECTION 7.9 NO SOLICITATION, ETC. Territorial shall not (and will cause each of the executive officers and members of its executive management, as identified in Territorial's Proxy Statement dated April 4, 1997 for its Annual Meeting of Shareholders (collectively, "Territorial's Executives"), and its directors, legal and financial advisors and Affiliates not to) directly or indirectly make, solicit, encourage, initiate or enter into any agreement or agreement in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to acquire all or a substantial part of its or its Subsidiaries' business and properties or any of its or its Subsidiaries' capital stock whether by merger, purchase of assets, tender offer or otherwise (an "Alternative Transaction"). Territorial shall not (and will cause each of Territorial's Executives, directors, legal and financial advisors and Affiliates not to), directly or indirectly, participate in any negotiations or discussions regarding, or furnish any information with respect to, or otherwise cooperate in any way in connection with, or assist or participate in, facilitate or encourage, any effort or attempt to effect or seek to effect, any Alternative Transaction with or involving any person other than SOCO unless Territorial shall have received an unsolicited bona fide written offer to effect an Alternative Transaction which, in the exercise of its fiduciary duty after consideration of advice from its financial advisors, Territorial's Board of Directors determines in good faith, after consultation with its financial advisors, is likely to result in a transaction more favorable to the Territorial Shareholders from a financial point of view than the transactions contemplated by this Agreement. Territorial will promptly communicate to SOCO the terms of any proposal which it may receive in respect of any such transaction and will keep SOCO informed as to the status of any actions, including negotiations or discussions, taken pursuant to the preceding sentence.

                                  ARTICLE VIII
         ACTIONS OF SUBSCRIBING SHAREHOLDERS PRIOR TO THE CLOSING DATE

      SECTION 8.1 AFFIRMATIVE COVENANTS. Prior to the Closing Date, each of the Subscribing Shareholders covenants that, unless the prior written consent of SOCO is first obtained, he or it shall: (a) preserve intact his or its shareholdings in Territorial; and (b) duly comply with all laws applicable to him or it and his or its properties, operations, business and employees which if not complied with would interfere with the consummation of the transactions contemplated by this Agreement or would result in a Material Adverse Effect regarding a Territorial Entity or title to the Territorial Shares listed opposite his or its name on Attachment 1 hereto.

      SECTION 8.2 NEGATIVE COVENANTS. Prior to the Closing Date, except with the prior written consent of SOCO, which consent shall not be unreasonably withheld, and except as otherwise set forth in Section 8.2 of the Subscribing Shareholders Disclosure Schedule, no Subscribing Shareholder will enter into any agreement of a nature set forth in Section 5.8 hereof.

      SECTION 8.3 CONSENTS. Each Subscribing Shareholder shall use his or its best efforts to obtain all consents from third parties necessary or appropriate for Territorial and such Subscribing Shareholder to effectuate the transactions contemplated by this Agreement.

      SECTION 8.4 ADVICE OF CHANGES. Each Subscribing Shareholder shall promptly advise SOCO in writing from time to time prior to the Closing Date with respect to any matter hereafter arising and known to him or it that, if existing or occurring at the date of this Agreement, would have resulted in any representation of any Subscribing Shareholder in this Agreement being untrue.

      SECTION 8.5 BEST EFFORTS. Each Subscribing Shareholder shall use his or its best efforts to cause to be fulfilled those of the conditions to SOCO's and Newco's obligations to consummate the transactions contemplated by this Agreement that are dependent upon his or its actions and to execute and deliver such instruments and take such other actions as necessary or appropriate in order to carry out the intent of this Agreement.

      SECTION 8.6 ACCESS TO PROPERTIES AND RECORDS. From and after the date of this Agreement through the earlier of the Closing or the termination of this Agreement, each Subscribing Shareholder shall (a) provide SOCO an identification of and access to all books, records and documents, including contracts, agreements, consents and settlements relating to his or its shareholdings in Territorial, (b) afford to SOCO and their officers, attorneys, accountants and other authorized representatives free and full access during normal business hours to such books and records, and (c) cause his or its counsel and accountants to furnish such additional financial and operating data and other information as SOCO shall from time to time request in order that SOCO may have full opportunity to make such investigation as they shall desire to make of the affairs of such shareholdings.

      SECTION 8.7  SUPPLY DOCUMENTS, REPORTS, ETC.

     (a) Each Subscribing Shareholder shall furnish or make available to SOCO all documents, reports and other information and data (including financial statements)concerning his or its shareholdings in Territorial as SOCO may reasonably require in connection with any statement, application, or document required to be filed with applicable Governmental Entities in connection with the transaction contemplated by this Agreement or furnished to any other person, firm, corporation or Governmental Entity in connection with this Agreement, including, but not limited to the Commission, the Federal Trade Commission and the Department of Justice.

     (b) Each Subscribing Shareholder represents and warrants that all such information as to such Subscribing Shareholder shall be true, correct, and complete in all material respects and shall not omit any material fact required to be stated to make such information not misleading in light of the circumstances under which made.

      SECTION 8.8 NO SOLICITATION, ETC. No Subscribing Shareholder shall directly or indirectly make, solicit, encourage, initiate or enter into any agreement or agreement in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to acquire any or all of his or its Territorial Shares whether by merger, purchase of assets, tender offer or otherwise (an "Alternative Transaction"). No Subscribing Shareholder shall directly or indirectly participate in any negotiations or discussions regarding, or furnish any information with respect to, or otherwise cooperate in any way in connection with, or assist or participate in, facilitate or encourage, any effort or attempt to effect or seek to effect, any Alternative Transaction with or involving any person other than SOCO.


                                   ARTICLE IX
              ACTIONS OF SOCO AND NEWCO PRIOR TO THE CLOSING DATE

      SECTION 9.1 AFFIRMATIVE COVENANTS. Prior to the Closing Date, SOCO, except for matters not materially affecting in an adverse manner the ability of SOCO to effect the transaction contemplated by this Agreement and as otherwise set forth in Section 9.1 of the SOCO Disclosure Schedule, covenants that, unless the prior written consent of Territorial is first obtained, which consent shall not be unreasonably withheld, the SOCO Entities will: (a) carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all reasonable efforts to (i) preserve intact their respective present business organizations, (ii) keep available the services of their respective present officers and key employees and (iii) preserve their respective relationships with customers, suppliers and any others having business dealings with them; and (b) duly comply with all laws applicable to them and their respective properties, operations, business and employees.

      SECTION 9.2 NEGATIVE COVENANTS. Prior to the Closing Date, except for matters not materially affecting in an adverse manner the ability of SOCO to effect the transaction contemplated by this Agreement and as otherwise set forth in Section 9.2 of the SOCO Disclosure Schedule, the SOCO Entities will not do any of the restricted acts set forth in Section 6.8 hereof, unless the prior written consent of Territorial is first obtained, which consent shall not be unreasonably withheld.

      SECTION 9.3 CONSENTS. The SOCO Entities will use their best efforts to obtain all consents from third parties necessary or appropriate to effectuate the transactions contemplated by this Agreement.

      SECTION 9.4 ADVICE OF CHANGES. SOCO will promptly advise Territorial in writing from time to time prior to the Closing Date with respect to any matter hereafter arising and known to it that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the SOCO Disclosure Schedule or would have resulted in any representation of SOCO in this Agreement being untrue.

      SECTION 9.5 BEST EFFORTS. The SOCO Entities will use their best efforts to cause to be fulfilled those of the conditions to Territorial's obligations to consummate the transactions contemplated by this Agreement that are dependent upon their actions and to execute and deliver such instruments and take such other actions as necessary or appropriate in order to carry out the intent of this Agreement.

      SECTION 9.6 ADDITIONAL INFORMATION. SOCO shall use its best efforts to comply with the informational requirements of Regulation D concerning the issuance of the SOCO Shares as a result of the Merger.

      SECTION 9.7  SUPPLY DOCUMENTS, REPORTS, ETC.

     (a) SOCO shall furnish or make available to Territorial all documents, reports and other information and data (including financial statements) concerning the SOCO Entities as Territorial may reasonably require in connection with any statement, application, or document required to be filed with applicable Governmental Entities in connection with the transaction contemplated by this Agreement or furnished to any other person, firm, corporation or Governmental Entity in connection with this Agreement, including, but not limited to the Commission, the Federal Trade Commission and the Department of Justice.

     (b) SOCO represents and warrants that all such information shall be true, correct, and complete in all material respects and shall not omit any material fact required to be stated to make such information not misleading in light of the circumstances under which made.


                                   ARTICLE X
                  CONDITIONS TO SOCO'S OR NEWCO'S OBLIGATIONS

     Each and every obligation of SOCO or Newco under this Agreement to be performed on or before the Closing Date is, at the option of SOCO, subject to the satisfaction on or before the Closing Date of each of the following conditions:

     (a) The Territorial Shareholders shall have approved the Reverse Split, and the Reverse Split shall have been effectuated in all respects by Territorial.

     (b) At least 90 days shall have passed following the date on which the Commission received the certification on Form 15 as provided in Section 2.3, and Territorial's obligations to file reports prescribed under Section 13(a) of the Exchange Act shall have terminated in all respects.

     (c)  The Territorial Shareholders shall have approved the Merger.

     (d)(i) All of the terms, covenants and conditions of this Agreement to be complied with or performed by Territorial and the Subscribing Shareholders at or before the Closing Date shall have been duly complied with and performed in all material respects, (ii) the representations and warranties of Territorial set forth in Article IV, as modified by the statements contained in the Territorial Disclosure Schedule, shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date (but this provision shall not mean that representations and warranties relating to a specific date, such as Section 4.6(a), shall relate to any other date), (iii) SOCO shall have received a certificate to such effect from an officer of Territorial, and (iv) the representations and warranties of the Subscribing Shareholders set forth in Article V, as modified by the statements contained in the Subscribing Shareholders Disclosure Schedule, shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date. Whether the conditions in subparagraphs (i), (ii) and (iv) above have been satisfied shall be determined without regard to any materiality qualifications or provisions contained in any such covenants, representations or warranties.

     (e) All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental Entities required to be obtained by the Territorial Entities in order to permit the transactions contemplated by this Agreement to be consummated in accordance with governmental laws, rules, regulations and agreements shall have been obtained; the Commission shall have taken no enforcement action and shall have not given notice of its consideration or intention of taking any enforcement action against Territorial or any Subscribing Shareholder; no other action, suit, proceeding or investigation with respect to Territorial shall have been commenced by the Commission; and the certification on Form 15 filed as provided in Section 2.3 hereof shall not have been withdrawn or denied by the Commission.

     (f) Territorial shall have delivered, or caused to be delivered to SOCO a Lock-Up Agreement, executed by each Territorial Shareholder (after giving effect to the Reverse Split), regarding his or its investment in the SOCO Shares.

     (g) No Excessive Dissent has occurred.

     (h) All outstanding options or other rights to purchase or acquire Territorial Shares shall have terminated without any obligation by either Territorial or SOCO.

     (i) The Territorial Entities shall have furnished such certificates to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by SOCO or its counsel.

     (j) There shall not have been any material loss resulting from destruction due to acts of God, fire, explosion or other casualty which is not reimbursable in all material respects under policies of insurance maintained by or for the benefit of the Territorial Entities.

     (k) No material information or data provided or made available to SOCO by or on behalf of Territorial shall be incorrect in any material respect.


                                   ARTICLE XI
    CONDITIONS TO TERRITORIAL'S OR THE SUBSCRIBING SHAREHOLDERS' OBLIGATIONS

     Each and every obligation of Territorial or the Subscribing Shareholders under this Agreement to be performed on the Closing Date is, at the option of Territorial, subject to the satisfaction on or before the Closing Date, of each of the following conditions:

     (a) (i) All of the terms, covenants and conditions of this Agreement to be complied with or performed by SOCO and Newco at or before the Closing Date shall have been duly complied with and performed in all material respects,
     (ii) the representations and warranties of SOCO and Newco set forth in
     Article 6, as modified by the statements contained in the SOCO Disclosure Schedule, shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date (but this provision shall not mean that representations and warranties relating to a specific date, such as Section 6.6(a), shall relate to any other date), and (iii) Territorial shall have received a certificate to such effect from an officer of each of SOCO and Newco at the Closing. Whether the conditions in subparagraphs (i) and (ii) above have been satisfied shall be determined without regard to any materiality qualifications or provisions contained in any such covenants, representations or warranties.

     (b) All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental Entities required to be obtained by SOCO and Newco in order to permit the transactions contemplated by this Agreement to be consummated in accordance with governmental laws, rules, regulations and agreements shall have been obtained.

     (c) SOCO and Newco shall have furnished such certificates of its officers and others to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by Territorial or its counsel.

     (d) There shall not have been any material loss resulting from destruction of the SOCO Interests due to acts of God, fire, explosion or other casualty which is not reimbursable in all material respects under policies of insurance maintained by or for the benefit of the SOCO Entities.

     (e) No material information or data provided or made available to Territorial by or on behalf of SOCO shall be incorrect in any material respect.


                                  ARTICLE XII
                             ADDITIONAL AGREEMENTS

      SECTION 12.1 CONFIDENTIALITY. The parties hereto shall, and shall cause their officers, directors, employees and authorized representatives to, hold in confidence all, and not to use or to disclose to others any, nonpublic information received by them from another party hereto in connection with the transactions contemplated by this Agreement; provided, however, the foregoing shall not restrict necessary disclosures in compliance with requirements of any law, governmental order or regulation, so long as the parties always use their respective best efforts to consult with each other prior to making any such disclosure.

      SECTION 12.2 FURTHER ASSURANCES. After Closing, the parties shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action including payment of monies as may be necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto or required by law. If at any time subsequent to the Closing, any party comes into possession of money or property belonging to another party, such money or property shall be promptly turned over to the party entitled thereto.

      SECTION 12.3 RESIGNATIONS. Territorial shall cause all employees, officers and directors of the Territorial Entities to resign as employees, officers and directors as of Closing.


                                  ARTICLE XIII
                       TERMINATION, WAIVER AND AMENDMENT

      SECTION 13.1 TERMINATION. This Agreement and the transactions contemplated herein may be terminated and abandoned at any time on or prior to the Closing Date:

     (a)  By mutual consent of Territorial and SOCO; or

     (b)  By SOCO if:

          (i) Consummation of the transactions contemplated by this Agreement would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

          (ii) Territorial has purchased fractional shares as a result of the Reverse Split at a price per share greater than the Reverse Split Consideration; or

          (iii) an Excessive Dissent has occurred; or

          (iv) the representations and warranties of the Subscribing Shareholders set forth in Article V, as modified by the statements contained in the Subscribing Shareholders Disclosure Schedule, shall not be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date; or

          (v) the representations and warranties of Territorial set forth in
          Article IV, as modified by the statements contained in the Territorial Disclosure Schedule, shall not be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date; or

          (vi) (A) any corporation, partnership, person, trust, association, entity or group (as defined in Section 13(d)(3) of the Exchange Act) (collectively "Person"), other than the Subscribing Shareholders, SOCO or Newco, shall have acquired, or shall have been granted any option or right, conditional or otherwise, to acquire, beneficial ownership of 20% or more of the Territorial Shares, or (B) any new group shall have been formed which beneficially owns 20% or more of the Territorial Shares; or

          (vii) Territorial shall have entered into an agreement with a third party with respect to any acquisition or purchase of all or a substantial portion of the assets of, or any equity interest in, Territorial or any Territorial Subsidiary or any business combination with Territorial or any Territorial Subsidiary by such third party; or

          (viii) the Board of Directors of Territorial shall have withdrawn, modified or amended in any manner adverse to SOCO its approval of or recommendation in favor of the Merger or the Reverse Split.

     (c) By Territorial or by Subscribing Shareholders owning a Controlling Interest if:

          (i) Consummation of the transactions contemplated by this Agreement would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

          (ii) Territorial or Territorial Shareholders receives an unsolicited bona fide written offer to effect an Alternative Transaction which Territorial's Board of Directors determines in good faith, after consultation with its financial advisers, is likely to result in a transaction more favorable to the holders of Territorial Shares from a financial point of view than the transactions contemplated by this Agreement; or

          (iii) the representations and warranties of SOCO and Newco set forth in Article VI, as modified by the statements contained in the SOCO Disclosure Schedule, shall not be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

     (d) By either SOCO or Territorial if the Closing Date does not occur on or before September 30, 1998 (or such later date as may be mutually agreed upon by the parties hereto), and such party shall have complied with the provisions of Section 7.5 or Section 9.5, as the case may be and, in Territorial's case, the Subscribing Shareholders shall have complied with the provisions of Section 8.5; or

     (e) By either SOCO or Territorial, if any of this Agreement, the Merger or the Reverse Split shall fail to be approved and adopted by the affirmative vote of the Territorial Shareholders required under the CBCA or Territorial's Articles of Incorporation, and such party shall have complied with its agreements set forth in Article II and in Territorial's case, the Subscribing Shareholders shall have complied with the provisions of Section
     8.5 and their agreements set forth in Article II.

      SECTION 13.2 MANNER OF EXERCISE. In the event of termination and abandonment by SOCO or Territorial, or both, authorized by Section 13.1, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereunder shall be abandoned without further action by the parties.

      SECTION 13.3  EFFECT OF TERMINATION.

     (a) In the event of the termination and abandonment pursuant to Section 13.1, this Agreement shall become void and have no effect, without any liability on the part of any of the parties or their directors or officers or Territorial Shareholders in respect of this Agreement and the transactions contemplated hereby, except (i) as set forth in Section 12.1,
     Section 13.1, this Section 13.3, Section 15.1 and Section 15.2 hereof and
     (ii) nothing herein shall relieve any party from liability for willful breach hereof.

     (b) If this Agreement is terminated by (i) SOCO pursuant to Section 13.1(b)(iv), (v), (vi), (vii) or (viii), and neither SOCO nor Newco is in material breach of its material representations, warranties, covenants and agreements under this Agreement, or (ii) Territorial pursuant to Section 13.1(c)(ii), Territorial shall pay to SOCO a termination fee in same day funds of $250,000 within one business day following termination of this Agreement, and thereafter shall reimburse SOCO for its reasonable professional fees and other out of pocket expenses incurred with respect to the transactions contemplated by this Agreement within 30 days following presentment of reasonable documentation thereof to Territorial by SOCO.

     (c) If this Agreement is terminated by Territorial pursuant to Section 13.1(c)(iii), and neither Territorial nor any of the Subscribing Shareholders is in material breach of its material representations, warranties, covenants and agreements under this Agreement, SOCO shall pay to Territorial a termination fee in same day funds of $250,000 within one business day following termination of this Agreement, and thereafter shall reimburse Territorial for its reasonable professional fees and other out of pocket expenses incurred with respect to the transactions contemplated by this Agreement (excluding cash payments to its former shareholders pursuant to the Reverse Split) within 30 days following presentment of reasonable documentation thereof to SOCO by Territorial.


                                  ARTICLE XIV
                  LIABILITY FOR WARRANTIES AND REPRESENTATIONS

      SECTION 14.1 LIMITATION. A Party or Parties expressing any warranties or representations under Article IV, V or VI is hereinafter referred to as a "Warrantying Party" or, if appropriate, "Warrantying Parties." Each Party or Parties to whom one or more warranties or representations are expressed under
Article IV, V or VI is hereinafter referred to as a "Warranted Party" or if appropriate, "Warranted Parties." The Warrantying Parties shall not have any liability to the Warranted Parties by reason of any Adverse Consequences until a Warranted Party has suffered Adverse Consequences in excess of a $250,000 aggregate deductible (after which point the Warrantying Parties will be obligated to the Warranted Parties for all Adverse Consequences, including such deductible).

      SECTION 14.2 THIRD PARTY CLAIM PROCEDURE. In the event of any claim asserted against a Warranted Party by a third party which actually results in or could potentially result in Adverse Consequences to the Warranted Party ("Third Party Claim"):

          (a) Each Warranted Party shall promptly notify each Warrantying Party in writing with respect to any matter which may give rise to a claim under this Article XIV; provided, however, that no delay on the part of a Warranted Party in notifying a Warrantying Party shall relieve the Warrantying Party from any obligation hereunder unless (and then solely to the extent) the Warrantying Party thereby is prejudiced.

          (b) Any Warrantying Party will have the right to assume the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Warranted Party at any time within 15 days after the Warranted Party has given notice of such claim; provided, however, that the Warrantying Party must conduct the defense of such claim actively and diligently thereafter in order to preserve its rights in this regard; and provided further that the Warranted Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the such claim.

          (c) So long as the Warrantying Party has assumed and is conducting the defense of the claim for indemnification in accordance with Section 14.2(b) above, (i) the Warrantying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Warranted Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages by one or more of the Warrantying Parties and does not impose an injunction or other equitable relief upon the Warranted Party and (ii) the Warranted Party will not consent to the entry of any judgment or enter into any settlement with respect to such claim without the prior written consent of the Warrantying Party (not to be withheld unreasonably).

          (d) In the event none of the Warrantying Parties assumes and conducts the defense of the claim for indemnification in accordance with Section 14.2(b) above, however, (i) the Warranted Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, such claim in any manner it reasonably may deem appropriate (and the Warranted Party need not consult with, or obtain any consent from, any Warrantying Party in connection therewith) and (ii) the Warrantying Parties will remain responsible for any Adverse Consequences the Warranted Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by such claim to the fullest extent provided in this Article XIV.


                                   ARTICLE XV
                                 MISCELLANEOUS

      SECTION 15.1 SURVIVAL. The representations, warranties, covenants and agreements of the parties to this Agreement shall survive for a period of two
(2) years following the Closing.

      SECTION 15.2 EXPENSES. Except as otherwise provided herein, the parties shall each pay their own expenses and costs in connection with this Agreement and the transactions contemplated hereby.

      SECTION 15.3 PRESS RELEASES. No party shall make any public announcement or press release with respect to this transaction without first consulting with the other parties and giving such parties the opportunity to review and comment thereon, except as otherwise required by law or regulatory authority.

      SECTION 15.4 BINDING EFFECT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the others. Nothing contained herein, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      SECTION 15.5 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 15.6 NOTICES. Any notice, request, instructions or other document to be given hereunder to any party shall be in writing, sent by facsimile transmission or delivered personally or by courier or sent by certified mail, postage prepaid, as follows:

If to Territorial:

     Territorial Resources, Inc.
     Suite 1345
     734 7 Avenue SW
     Calgary, Alberta
     Canada T2P 3P8
     Attn: Dan Mercier
     FAX: (403) 233-7354

With a copy to:

     Vinson & Elkins, LLP
     2300 First City Tower
     1001 Fannin Street
     Houston, Texas 77002
     Attn: Robert H. Whilden
     FAX: (713) 615-5160

If to SOCO or Newco:

     SOCO International plc
     Swan House
     32/33 Old Bond Street
     London W1X 3AD
     Attn: Roger Cagle, Chief Financial Officer
     FAX: 011-44-171-399-3333

With a copy to:

     Woodard Hall & Primm, P.C.
     7100 Chase Tower
     Houston, Texas 77002
     Attn: Ralph K. Miller, Jr.
     FAX: (713) 221-1802

and to:

     Ashurst Morris Crisp
     Broadwalk House
     5 Appold Street

     London EC2A 2HA
     Attn: Steven Fox
     FAX: 011-44-171-972-7990

If to the Subscribing Shareholders:

     To the addresses indicated in Attachment 1.

Any party may change its address for purposes of this Section by giving written notice of such change of address to the other parties in the manner herein provided for giving notice. Any notice or communication hereunder shall be deemed to have been given when (i) deposited in the United States mail, if by certified mail, and (ii) received, if delivered personally or by courier or facsimile transmission.

      SECTION 15.7 ENTIRE AGREEMENT. This Agreement (including the instruments between the parties referred to herein and any waivers delivered pursuant hereto) constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. The Exhibits, Attachments and Schedules are a part of this Agreement as if fully set forth herein. All references to articles, sections, subsections, paragraphs, clauses, Exhibits, Attachments and Schedules shall be deemed references to such part of this Agreement, unless the context shall otherwise require.

      SECTION 15.8 AMENDMENTS; WAIVERS. No supplement, modification, or amendment of this Agreement or waiver of any provision of this Agreement will be binding unless executed in writing by, or on behalf of, all parties to this Agreement. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor will any such waiver constitute a continuing waiver unless otherwise expressly provided.

      SECTION 15.9 HEADINGS. Descriptive headings contained herein are for convenience of reference only and shall not affect the meaning or interpretation hereof.

      SECTION 15.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one agreement.

      SECTION 15.11 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provision hereof in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

      SECTION 15.12 GOVERNING LAW. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES HERETO SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      SECTION 15.13 SCHEDULES. Any item disclosed by any party in the its Disclosure Schedule for one purpose and in response to a specific section of this Agreement shall not be deemed disclosed for any other purpose and in response to any other section of the Agreement unless specifically so stated.

      SECTION 15.14 TIME OF ESSENCE. Time is of the essence of the parties' obligations to consummate the transactions contemplated by this Agreement on the Closing Date.

      SECTION 15.15 BEST EFFORTS. No provision of this Agreement calling for a party to use its best efforts or reasonable efforts shall be construed so as to require such party to incur out-of-pocket expenditures other than expenditures normally incurred in transactions similar to the Merger or to take any step that would not be commercially reasonable, in light of all of the circumstances.

      SECTION 15.16 ACKNOWLEDGMENT BY SUBSCRIBING SHAREHOLDERS OF LEGAL REPRESENTATION. Each of the Subscribing Shareholders acknowledge that Woodard, Hall & Primm, P.C. represents SOCO and Newco and Vinson & Elkins L.L.P. represents Territorial, and that neither Woodard, Hall & Primm, P.C. nor Vinson & Elkins L.L.P. represents any of the Subscribing Shareholders in connection with the transactions contemplated by this Agreement.

      SECTION 15.17 MATERIAL ADVERSE EFFECT. Notwithstanding anything to the contrary herein, any change, effect, event or condition which adversely affects the oil and gas industry generally, such as a decline in the price of oil or natural gas generally, shall not be considered in determining whether a Material Adverse Effect has occurred with respect to Territorial or SOCO.

     EXECUTED as of the day and year first above written.

     SOCO:
     SOCO INTERNATIONAL PLC



     By: Roger Cagle
     Chief Financial Officer

     NEWCO:
     SOCO RESOURCES (COLORADO),  INC.



     By: Roger Cagle
     President

     TERRITORIAL:
     TERRITORIAL RESOURCES, INC.



     By: Daniel A. Mercier
     Chairman of the Board and
     Chief Executive Officer

                    [SUBSCRIBING SHAREHOLDER SIGNATURE PAGE]



Subscribing Shareholders:                     Subscribing Shareholders:

Asia Energy Ltd.                              119383 Canada, Inc.


By:                                           By:
   -------------------------                     --------------------------
Name: Daniel A.  Mercier                      Name: Lamont C. Tolley
Title:                                        Title:
      ----------------------                        -----------------------



----------------------------------            ------------------------------
Name: Richard A. N. Bonnycastle               Name: Jimmy M.  McCarroll



----------------------------------            ------------------------------
Name: Donald L. Oliver                        Name: Daniel A. Mercier



----------------------------------            ------------------------------
Name: William C. Penttila                     Name: Dennis M. Buck



----------------------------------            ------------------------------
Name: Brian A. Lingard                        Name: Edward T. Story

                                  ATTACHMENT 1
                            SUBSCRIBING SHAREHOLDERS

                                        Number of Territorial Shares Owned
Name and Address                              At the Date of Agreement
----------------                              ------------------------

1.  Asia Energy Ltd.                              2,406,167 shares
     1345  734 7 Avenue SW
     Calgary, Alberta T2P 3P8

2.  Daniel A. Mercier                               122,500 shares
     1345 734 7 Avenue SW
     Calgary, Alberta T2P 3P8

3. Richard A. N. Bonnycastle                         41,667 shares
    Cavendish Investing Ltd.
    4615 400 3 Avenue SW
    Calgary, Alberta T2P 3P8

4. Jimmy M. McCarroll                               550,000 shares
    1030 Townplace
     Houston, TX 77057-1942

5. Donald L. Oliver                                 366,613 shares
    Forest Oil Company
    1600 Broadway, Suite 2200
    Denver, CO 80202

6. 119383 Canada, Inc.                               83,334 shares
    c/o Starvest Exploration Ltd.
    1000 635 8 Avenue SW
    Calgary, Alberta T2P 3P8

7. William C. Penttila                              629,921 shares
   Exploration Associates, Inc.
   450 N. Sam Houston Parkway E
   Suite 140
   Houston, TX 77060

8.  Dennis M. Buck                                  629,921 shares
    Exploration Associates, Inc.
    450 N. Sam Houston Parkway E
    Suite 140
    Houston, TX 77060

9.  Brian A. Lingard                              1,127,046 shares
    401 Louisiana
    #206
    Houston, Texas 77002

10. Edward T. Story                                 471,061 shares
    SOCO International plc
    622 High Street
    Comfort, TX 78013

                                   EXHIBIT A


                               ARTICLES OF MERGER


     Pursuant to the provisions of Section 7-111-105 of the Colorado Business Corporation Act, Territorial Resources, Inc. and SOCO Resources (Colorado), Inc. adopt the following Articles of Merger:


     1. The Reorganization Agreement and Plan of Merger (the "Plan") that has been approved by each of the parties to the merger in the manner prescribed by their constituent documents and the Colorado Business Corporation Act is set forth in the attached Exhibit A, and incorporated by reference into these Articles as if fully set forth here.

     2. The number of votes cast for the Plan by each voting group entitled to vote separately on the merger was sufficient for approval by that voting group.



     Dated:    ________________________


                                             Territorial Resources, Inc.


                                             By: _________________________
                                             Name:________________________
                                             Title:_______________________


                                             SOCO Resources (Colorado), Inc.



                                             By: _________________________
                                             Name:________________________
                                             Title:_______________________

                                   EXHIBIT B

                             SOCO INTERNATIONAL PLC

                LOCK-UP AGREEMENT AND INVESTOR QUESTIONNAIRE OF

                               ______[Name]______

          _____[Name]_____, a_[Entity][Individual]__(the "undersigned"), understands that:

A. The undersigned currently owns _______ shares (the "Territorial Shares") of the Common Capital Stock of TERRITORIAL RESOURCES, INC., corporation formed under the laws of the State of Colorado ("Territorial").

B. SOCO INTERNATIONAL PLC, a public limited company formed under the laws of England and Wales ("SOCO"), wishes to acquire Territorial by a merger (the "Merger") to be effected in accordance with the terms of that certain Reorganization Agreement and Plan of Merger dated January __, 1998 by and among SOCO, Territorial and certain Territorial shareholders (the "Merger Agreement").

C. Pursuant to the Merger Agreement, each of the Territorial Shares held by the Subscriber would be converted into the right to receive a number of shares of the Common Stock (the "SOCO Shares") of SOCO equal to the quotient of: $1.40 USD expressed in Pounds Sterling at the prevailing USD-to-Pounds Sterling exchange rate as of the close of business on the day immediately preceding the Merger Effective Date, divided by the SOCO Market Price.

D. The tax effects of the Merger on the undersigned may vary depending on its place of organization or tax residence, its adjusted tax basis in the Territorial Shares and how many shares of Territorial stock are held by persons who will properly exercise their rights to dissent from the Merger and receive payment for their shares of Territorial stock.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned and SOCO, the undersigned and SOCO agree as follows:

1. Acceptance. Subject to the terms and conditions hereof ("this Agreement"), the undersigned hereby irrevocably agrees to accept the SOCO Shares pursuant to the terms and conditions of the Merger Agreement.

2. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and agrees with SOCO as follows:

     (a) The undersigned has been furnished with a copy of the Merger Agreement, Territorial's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997, Territorial's Quarterly Reports on Form 10-QSB for the quarterly periods ended June 30, 1997 and September 30, 1997, SOCO's Listing Particulars dated 14 May 1997 and SOCO's

     Interim Report dated 30 June 1997 (collectively, the "Offering Materials"). The undersigned has received and read the Offering Materials and is familiar with the terms and provisions thereof. The undersigned is a knowledgeable and sophisticated investor, capable of evaluating the merits and risks of an investment in the SOCO Shares. The undersigned has evaluated the risks of acquiring the SOCO Shares, which are substantial, and has determined that the SOCO Shares are a suitable investment for the undersigned.

     (b) No governmental or other regulatory agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the SOCO Shares.

     (c) The undersigned has adequate means of providing for its current needs and possible contingencies, and it has no need now and anticipates no need in the foreseeable future, to sell or otherwise liquidate the SOCO Shares. The undersigned is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, it is able to hold the SOCO Shares for an indefinite period of time and the undersigned has sufficient net worth to sustain a loss of its entire investment in the SOCO Shares.

     (d) The undersigned has had sufficient opportunity to ask questions of and receive answers from the Company or its representatives and to obtain any additional information that the undersigned might request concerning the Company or the SOCO Shares. Any information so requested has been made
     available to the full and complete satisfaction of the undersigned.   No
     representations or warranties have been made to the undersigned by the Company or any officer, director, employee, or agent of the Company, other than the representations of the Company as set forth in the Offering Materials.

     (e) The undersigned understands that the SOCO Shares or any part thereof neither have been nor will they be registered under the Securities Act of 1933 (the "Act") in reliance upon exemptions from registration nor have the SOCO Shares or any part thereof been registered under any other securities laws. Neither the SOCO Shares nor any part thereof can be sold, transferred or assigned without compliance with the provisions of the Act, applicable other securities laws and the further terms hereof. The undersigned is the sole party in interest under this Agreement. The undersigned is acquiring the SOCO Shares solely for investment for the account of the undersigned and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the SOCO Shares to any other person.

     (f) The information set forth herein regarding the undersigned is complete and accurate in all respects.

     (g) No broker or finder has acted on behalf of the undersigned with respect to this matter.

     (h) If applicable and if so advised by Territorial, the undersigned shall report the exchange of the Territorial Shares for the SOCO Shares pursuant to the Merger (the "Exchange") for U.S. federal income tax purposes as a tax-free reorganization meeting the requirements of

     Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code") and a transaction for which a "toll charge" is not due under
     Section 367(a) of the Code. The undersigned understands that if, as a result of the Merger and the 36,000:1 reverse stock split (the "Reverse Stock Split") preceding the Merger, the holders of more than 20% of the shares of Territorial stock that are outstanding on the date hereof receive cash rather than SOCO Shares in exchange for their shares of Territorial stock (giving effect to the Reverse Stock Split), then the Exchange will be reportable as a taxable transaction under U.S. tax laws. In such event, the undersigned further understands that the undersigned may be obligated to pay U.S. income taxes on any gain resulting from such exchange. Last, the undersigned acknowledges that, except as noted above, neither Territorial nor SOCO is responsible for advising the undersigned concerning tax matters resulting from the Merger or the Reverse Stock Split, and the undersigned shall look to its own personal tax advisors for tax advice concerning such transactions.

     The foregoing representations, warranties, and agreements shall survive the issuance of the SOCO Shares and such warranties and representations are true, correct and complete. The undersigned agrees to notify the Company of any adverse changes in the foregoing information which may hereafter occur.

     (i) Since 1 January 1998, the undersigned has not directly or indirectly traded shares of Company or Territorial equity securities, any derivatives thereof or any options to buy or sell such equity securities or derivatives.

3.   Transfer of Securities.

     (a) Restriction on Transfer. The Restricted Securities (as hereinafter defined), and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon the conditions specified in this Section 3, which conditions are intended to insure compliance with the provisions of the Act in respect of the Transfer (as hereinafter defined) thereof.

     (b) Definitions. As used in this Section 3, the following terms shall have the following respective meanings:

          "Restricted Securities" shall mean the SOCO Shares and any shares of capital stock of the Company received in respect of any thereof, in each case which have not been sold to the public pursuant to (a) registration under the Act or (b) Rule 144 (or similar or successor rule) promulgated under the Act.

          "Transfer" shall include any disposition of any Restricted Securities or of any interest therein which would constitute a sale thereof within the United States within the meaning of Regulation S under the Act.

     (c) Restrictive Legends. Each certificate for the Restricted Securities and any shares of stock of SOCO received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 4 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTIONS 3, 4 AND 5 OF THE AGREEMENT AND PURCHASER QUESTIONNAIRE BETWEEN SOCO INTERNATIONAL PLC AND ________________________ DATED_________, 1998, AND NO TRANSFER OF
          THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, SOCO INTERNATIONAL PLC HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SOCO INTERNATIONAL PLC."

          Additionally, such certificates shall contain any other legends required by law.

4. Notice of Transfer. The undersigned agrees, prior to any Transfer of any Restricted Securities, to give written notice to SOCO of the undersigned's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 4. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the holder of Restricted Securities (which opinion and counsel shall be reasonably satisfactory to the Company) to the effect that such proposed Transfer does not involve a transaction requiring registration of such Restricted Securities under the Act; provided, however, that no such opinion shall be required in connection with a Transfer pursuant to Rule 144 promulgated under the Act provided, that the Company be provided with customary written representations relating to such transaction. If in the opinion of such counsel (if such opinion is required hereunder) the proposed Transfer of Restricted Securities may be effected without registration under the Act, the holder of Restricted Securities shall thereupon be entitled to transfer Restricted Securities in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legends set forth in Section 3 hereof unless (a) in the opinion of such counsel registration of future Transfers is not required by the applicable provisions of the Act, (b) the Company shall have waived the requirement of such legends or
     (c) there shall be an effective registration statement relating to such Restricted Securities; provided, however, that such legend shall not be required on (x) any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Act (or successor rule thereto) or (y) on any certificate or other instrument which is immediately resalable (whether or not such resale is proposed) under Rule 144(k) or successor rule thereto. The holder of Restricted Securities shall not transfer such Restricted Securities until such opinion of counsel has been given (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this Section 4) or until registration of the Restricted Securities (to the extent such securities are Restricted Securities) involved in the above-mentioned request has become effective under the Act.

5. Lock-Up. In addition to the restrictions on transfers expressed elsewhere in this Agreement, the undersigned agrees and undertakes that, prior to the date falling six months after the closing of the Merger ("Closing"), the undersigned shall not authorize the sale of, or otherwise transfer its legal or beneficial interest in, or sell or publicly announce any intention to sell, any SOCO Shares or any securities which are substantially similar to or which are convertible into or exchangeable for or carry any rights to acquire any shares in SOCO or any securities which are substantially similar to such shares, or any option to acquire such securities, without the prior written consent of SOCO, which consent may be withheld for any reason or no reason at the sole discretion of SOCO, PROVIDED THAT no consent shall be required for a transfer of a number of SOCO Shares which, when aggregated with the number of SOCO Shares previously transferred by the undersigned during the period of time beginning on the date hereof and ending on the date falling six months after the Closing, does not exceed 10% of the SOCO Shares originally received by the undersigned pursuant to the Merger, and PROVIDED FURTHER THAT undersigned notifies in writing the Company or a party to whom the Company has delegated its authority under this Section 5 so that such notice is received at least 10 days in advance of any transfer.

6. Restriction on Trading. In addition to the restrictions set forth in other Sections of this Agreement and not in substitution thereof, the undersigned mutually agrees with the Company that the undersigned shall refrain from trading any Company or Territorial equity securities, any derivative thereof or any option to buy or sell any such equity security or derivative from the date hereof through the Merger Effective Date.

7. Nature of Agreement. This Agreement shall not be binding on the Company until it shall be accepted by the Company, such acceptance to be indicated by the execution of this Agreement by or on behalf of the Company at the place provided. The undersigned may not cancel, terminate or revoke this agreement.

8. Indemnity. The undersigned hereby agrees to indemnify and hold harmless the Company, and its officers, directors, employees, and agents, of and from any and all loss, liability, claim, damage, and expense (including, without limitation, attorney's fees and disbursements) incurred as a result of any misrepresentation or breach of an agreement or warranty made by the undersigned herein or in any other document furnished by the undersigned to any of such persons in connection with this transaction.

9. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement. All captions of sections are for convenience only. This agreement is not transferable or assignable by the undersigned. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors. Any communication required hereunder may be sent by regular mails or delivered personally to the undersigned at undersigned's address listed below or to the Company at Swan House, 32/33 Old Bond Street, London W1X 3AD, United Kingdom, as the case may be.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

10. Offeree Information. PLEASE PRINT ALL INFORMATION. ANSWER ALL QUESTIONS. Attach separate sheets if necessary.

                           TYPE EXCEPT FOR SIGNATURE
                     [Attach additional sheets if required]

1.   Name of Undersigned: _____________________

     Telephone : _________________________  Street: ________________________

     City: ________________  State or Province (if applicable):_______________

     Country: ___________________ Zip or other postal code:___________________

     Business: _______________________________________________________________

2. The undersigned qualifies as an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as such qualifications are more specifically described on Schedule 1 attached hereto.

3.   Type of Entity (if undersigned is not an individual):__________________

          Date of Formation: _______________________________________________

          State (or Country) laws under which organized: ________

          Principal place of business:______________________________________

          Address(es) of all entity office(s):______________________________

          __________________________________________________________________

          Number of beneficial owners of entity:____________________________

4.   Taxpayer Identification Number (if any): ______________________________

                              Signature:_____________________

                              Name:__________________________
Accepted:
SOCO International plc


By:
   ----------------------------

   ----------------------------
   Chief [Executive] Officer

                                   SCHEDULE 1
                          Accredited Investor Standard

     Regulation D, Rules 501-508, promulgated under the Securities Act of 1933, as amended (the "Act") defines "accredited investor" as follows:

     1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Securities Exchange Commission Rule 506(b)((2)(ii); and

     8.   Any entity in which all of the equity owners are accredited investors.

                                   EXHIBIT C

                             SOCO INTERNATIONAL PLC

                    AGREEMENT AND PURCHASER QUESTIONNAIRE OF

                               ______[Name]______

          _____[Name]_____, a_[Entity][Individual]__(the "undersigned"), understands that:

A. The undersigned currently owns _______ shares (the "Territorial Shares") of the Common Capital Stock of TERRITORIAL RESOURCES, INC., corporation formed under the laws of the State of Colorado ("Territorial").

B. SOCO INTERNATIONAL PLC, a public limited company formed under the laws of England and Wales ("SOCO"), wishes to acquire Territorial by a merger (the "Merger") to be effected in accordance with the terms of that certain Reorganization Agreement and Plan of Merger dated January __, 1998 by and among SOCO, Territorial, the undersigned and certain other Territorial shareholders (the "Merger Agreement").

C. Pursuant to the Merger Agreement, the undersigned would receive shares of the Common Stock (the "SOCO Shares") of SOCO that have an aggregate agreed value at the time of the Merger (determined pursuant to the Merger Agreement) equal to the product of (i) $1.45 multiplied by (ii) the number of Territorial Shares indicated in Paragraph A above.

1. Acceptance. Subject to the terms and conditions hereof ("this Agreement"), the undersigned hereby irrevocably agrees to accept the SOCO Shares pursuant to the terms and conditions of the Merger Agreement.

2. Representations and Warranties of the Subscriber. The undersigned hereby represents and warrants to and agrees with SOCO as follows:

     (a) The undersigned has been furnished with a copy of the Merger Agreement, Territorial's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997, Territorial's Quarterly Reports on Form 10-QSB for the quarterly periods ended June 30, 1997 and September 30, 1997, SOCO's Listing Particulars dated 14 May 1997 and SOCO's Interim Report dated 30 June 1997 (collectively, the "Offering Materials"). The undersigned has received and read the Offering Materials and is familiar with the terms and provisions thereof. The undersigned is a knowledgeable and sophisticated investor, capable of evaluating the merits and risks of an investment in the SOCO Shares. The undersigned has evaluated the risks of acquiring the SOCO Shares, which are substantial, and has determined that the SOCO Shares are a suitable investment for the undersigned.

     (b) No governmental or other regulatory agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the SOCO Shares.

     (c) The undersigned has adequate means of providing for its current needs and possible contingencies, and it has no need now and anticipates no need in the foreseeable future, to sell or otherwise liquidate the SOCO Shares. The undersigned is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, it is able to hold the SOCO Shares for an indefinite period of time and the undersigned has sufficient net worth to sustain a loss of its entire investment in the SOCO Shares.

     (d) The undersigned has had sufficient opportunity to ask questions of and receive answers from the Company or its representatives and to obtain any additional information that the undersigned might request concerning the Company or the SOCO Shares. Any information so requested has been made
     available to the full and complete satisfaction of the undersigned.   No
     representations or warranties have been made to the undersigned by the Company or any officer, director, employee, or agent of the Company, other than the representations of the Company as set forth in the Offering Materials.

     (e) The undersigned understands that the SOCO Shares or any part thereof neither have been nor will they be registered under the Securities Act of 1933 (the "Act") in reliance upon exemptions from registration nor have the SOCO Shares or any part thereof been registered under any other securities laws. Neither the SOCO Shares nor any part thereof can be sold, transferred or assigned without compliance with the provisions of the Act, applicable other securities laws and the further terms hereof. The undersigned is the sole party in interest under this Agreement. The undersigned is acquiring the SOCO Shares solely for investment for the account of the undersigned and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the SOCO Shares to any other person.

     (f) The information set forth herein regarding the undersigned is complete and accurate in all respects.

     (g) No broker or finder has acted on behalf of the undersigned with respect to this matter.

     The foregoing representations, warranties, and agreements shall survive the issuance of the SOCO Shares and such warranties and representations are true, correct and complete. The undersigned agrees to notify the Company of any adverse changes in the foregoing information which may hereafter occur.

3.   Transfer of Securities.

     (a) Restriction on Transfer. The Restricted Securities (as hereinafter defined), and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon the conditions specified in this Section 3, which conditions are intended to insure compliance with the provisions of the Act in respect of the Transfer (as hereinafter defined) thereof.

     (b) Definitions. As used in this Section 3, the following terms shall have the following respective meanings:

          "Restricted Securities" shall mean the SOCO Shares and any shares of capital stock of the Company received in respect of any thereof, in each case which have not been sold to the public pursuant to (a) registration under the Act or (b) Rule 144 (or similar or successor rule) promulgated under the Act.

          "Transfer" shall include any disposition of any Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Act.

     (c) Restrictive Legends. Each certificate for the Restricted Securities and any shares of stock of SOCO received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 4 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTIONS 3, 4 AND 5 OF THE AGREEMENT AND PURCHASER QUESTIONNAIRE BETWEEN SOCO INTERNATIONAL PLC AND ________________________ DATED_________, 1998, AND NO TRANSFER OF
          THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, SOCO INTERNATIONAL PLC HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SOCO INTERNATIONAL PLC."

          Additionally, such certificates shall contain any other legends required by law.

4. Notice of Transfer. The undersigned agrees, prior to any Transfer of any Restricted Securities, to give written notice to SOCO of the undersigned's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 4. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the holder of Restricted Securities (which opinion and counsel shall be reasonably satisfactory to the Company) to the effect that such proposed Transfer does not involve a transaction requiring registration of such Restricted Securities under the Act; provided, however, that no such opinion shall be required in connection with a Transfer pursuant to Rule 144 promulgated under the Act provided, that the Company be provided with customary written representations relating to such transaction. If in the opinion of such counsel (if such opinion is required hereunder) the proposed Transfer of Restricted Securities may be effected without registration under the Act, the holder of Restricted Securities shall thereupon be entitled to transfer Restricted Securities in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legends set forth in Section 3 hereof unless (a) in the opinion of such counsel registration of future Transfers is not required by the applicable provisions of the Act, (b) the Company shall have waived the requirement of such legends or (c) there shall be an effective registration statement relating to such Restricted Securities; provided, however, that such legend shall not be required on (x) any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Act (or successor rule thereto) or (y) on any certificate or other instrument which is immediately resalable (whether or not such resale is proposed) under Rule 144(k) or successor rule thereto. The holder of Restricted Securities shall not transfer such Restricted Securities until such opinion of counsel has been given (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this Section 4) or until registration of the Restricted Securities (to the extent such securities are Restricted Securities) involved in the above-mentioned request has become effective under the Act.

5. Lock-Up. In addition to the restrictions on transfers expressed elsewhere in this Agreement, the undersigned agrees and undertakes that, prior to the date falling six months after the closing of the Merger ("Closing"), the undersigned shall not authorize the sale of, or otherwise transfer its legal or beneficial interest in, or sell or publicly announce any intention to sell, any SOCO Shares or any securities which are substantially similar to or which are convertible into or exchangeable for or carry any rights to acquire any shares in SOCO or any securities which are substantially similar to such shares, or any option to acquire such securities, without the prior written consent of SOCO, which consent may be withheld for any reason or no reason at the sole discretion of SOCO, PROVIDED THAT no consent shall be required for a transfer of a number of SOCO Shares which, when aggregated with the number of SOCO Shares previously transferred during the period of time beginning on the date hereof and ending on the date falling six months after the Closing, does not exceed 10% of the SOCO Shares originally received by the undersigned pursuant to the Merger, and

     PROVIDED FURTHER THAT undersigned notifies in writing the Company or a party to whom the Company has delegated its authority under this Section 5 so that such notice is received at least 10 days in advance of any transfer.

6. Nature of Agreement. This Agreement shall not be binding on the Company until it shall be accepted by the Company, such acceptance to be indicated by the execution of this Agreement by or on behalf of the Company at the place provided. The undersigned may not cancel, terminate or revoke this agreement.

7. Indemnity. The undersigned hereby agrees to indemnify and hold harmless the Company, and its officers, directors, employees, and agents, of and from any and all loss, liability, claim, damage, and expense (including, without limitation, attorney's fees and disbursements) incurred as a result of any misrepresentation or breach of an agreement or warranty made by the undersigned herein or in any other document furnished by the undersigned to any of such persons in connection with this transaction.

8. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas. All captions of sections are for convenience only. This agreement is not transferable or assignable by the undersigned. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors. Any communication required hereunder may be sent by regular mails or delivered personally to the undersigned at undersigned's address listed below or to the Company at Swan House, 32/33 Old Bond Street, London W1X 3AD, United Kingdom, as the case may be.

9. Offeree Information. PLEASE PRINT ALL INFORMATION. ANSWER ALL QUESTIONS. Attach separate sheets if necessary.

                           TYPE EXCEPT FOR SIGNATURE
                     [Attach additional sheets if required]

1.   Name of Undersigned: _____________________

     Telephone : _____________________________ Street: _______________________

     City: ____________________ State:_____________Zip: ______________________

     Business:________________________________________________________________

2. The undersigned qualifies as an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933.

3.   Type of Entity (if undersigned is not an individual):____________________

          Date of Formation:__________________________________________________

          State (or Country) laws under which organized: ________

          Principal place of business:________________________________________

          Address(es) of all entity office(s):________________________________
          ____________________________________________________________________

          Number of beneficial owners of entity:_____________________________

4.   Taxpayer Identification Number (if any):________________________________


                                                Signature

                                                ____________

                                                By:



Accepted:

SOCO International plc


By:
   --------------------------------

   ------------------------
   Chief [Executive] Officer

                                   SCHEDULE 1
                          Accredited Investor Standard

     Regulation D, Rules 501-508, promulgated under the Securities Act of 1933, as amended (the "Act") defines "accredited investor" as follows:

     1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Securities Exchange Commission Rule 506(b)((2)(ii); and

     8.   Any entity in which all of the equity owners are accredited investors.